                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  HERITAGE MEDIA CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           HERITAGE MEDIA CORPORATION
                               ONE GALLERIA TOWER
                          13355 NOEL ROAD, SUITE 1500
                              DALLAS, TEXAS 75240
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 1996

To the stockholders of
Heritage Media Corporation:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Heritage Media Corporation (the "Company") will be held at The Westin Hotel Galleria, 13340 Dallas Parkway, Dallas, Texas, on May 16, 1996 at 9:00 A.M., local time, for the following purposes:

    (1) To elect seven directors of the Company;

    (2) To approve a change in the Company's state of incorporation from Iowa to Delaware by means of a merger of the Company with a wholly owned subsidiary of the Company;

    (3) To approve an amendment to the Company's 1987 Stock Option Plan (the "1987 Plan") to cause the immediate vesting of outstanding options upon certain transactions;

    (4) To approve the 1996 Stock Option Plan (the "1996 Plan"); and

    (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Holders of shares of the Company's common stock have the right to dissent from the reincorporation merger and to demand payment for their shares of the Company's common stock by following the procedures set forth in the applicable provisions of the Iowa Business Corporation Act. A copy of such provisions is attached hereto as Exhibit B and summarized under "Reincorporation in Delaware-- Dissenters' Rights" in the accompanying proxy statement.

    Only stockholders of record at the close of business on March 29, 1996, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

                                            By Order of the Board of Directors
                                                       Wayne Kern,
                                                        SECRETARY

Dallas, Texas
April 10, 1996

                           HERITAGE MEDIA CORPORATION
                               ONE GALLERIA TOWER
                          13355 NOEL ROAD, SUITE 1500
                              DALLAS, TEXAS 75240
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 1996

    This Proxy Statement is furnished to stockholders of Heritage Media Corporation, an Iowa corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 16, 1996, and at any and all adjournments or postponements thereof. Proxies in the form enclosed will be voted at the meeting, if properly executed, returned to the Company prior to the meeting and not revoked. The proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company.

    This Proxy Statement and accompanying proxy are first being mailed on or about April 10, 1996. The Company's Annual Report covering the year ended December 31, 1995 is enclosed herewith but does not form any part of the materials for solicitation of proxies.

                       ACTION TO BE TAKEN AT THE MEETING

    At the Annual Meeting, holders of the Company's Class A Common Stock (the "Common Stock") will consider and vote (i) for the election as directors of the Company of Messrs. H. Berry Cash, James S. Cownie, Joseph M. Grant, James M. Hoak, Clark A. Johnson, Alan R. Kahn and David N. Walthall; (ii) to approve a change in the Company's state of incorporation from Iowa to Delaware through a merger with a wholly owned subsidiary of the Company; (iii) to amend the 1987 Plan to cause the immediate vesting of outstanding options upon certain transactions; (iv) to approve and adopt the 1996 Plan; and (v) to transact such other business as may properly come before the Annual Meeting.

    Only holders of record of Common Stock at the close of business on March 29, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had issued and outstanding, and entitled to vote at the Annual Meeting, 17,746,407 shares of Common Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting.

    The presence, either in person or by properly executed proxy, of the holders of record of a majority of the Common Stock is necessary to constitute a quorum at the Annual Meeting. The election as a director of each nominee set forth above requires the affirmative vote of the holders of record of a plurality of the votes cast at the Annual Meeting. The approval of the change in the Company's state of incorporation through a merger with a wholly owned subsidiary requires the vote of a majority of shares outstanding on the Record Date. The approval of the amendment to the 1987 Plan and the adoption of 1996 Plan requires the vote of a majority of shares represented at the Annual Meeting.

    The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) for the election as directors of the Company of the seven nominees set forth above, (ii) for the reincorporation proposal, (iii) for the amendment to the 1987 Plan, (iv) for the adoption of the 1996 Plan, and (v) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment thereof. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies in their discretion. The directors do not know of any such other matter or business. Should any nominee for the Board of Directors become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

    Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. Abstentions and broker non-votes will be counted toward determining whether a quorum is present at the Annual Meeting. Votes submitted as abstentions on matters to be voted on at the Annual Meeting will be counted as votes against such matters. Broker non-votes will not count for or against the matters to be voted on at the Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock as of March 15, 1996 by (i) each person who is known to beneficially own more than 5% of each such class, (ii) each director of the Company, (iii) certain named executive officers and (iv) all officers and directors as a group. Unless otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person. The Company has no other classes of stock outstanding other than the Common Stock.

                                                                     NO. OF
                                                                     SHARES
NAME AND ADDRESS                                                     (1)(2)       PERCENT
- ----------------------------------------------------------------  ------------  -----------
Janus Capital Corporation(3)....................................    1,573,275          8.9
    100 Fillmore St.
     Suite 300
     Denver, CO 80206
James M. Hoak...................................................    1,089,076(4)        5.8%
    13355 Noel Road, Suite 1500
     Dallas, Texas 75240
Massachusetts Financial Services Company(5).....................      975,411          5.5
    500 Boylston St.
     Boston, MA 02116
The Equitable Companies Incorporated(6).........................      958,050          5.4
    787 Seventh Avenue
     New York, NY 10009
David N. Walthall...............................................      270,236          1.6
Michael T. McSweeney............................................      194,550          1.0
James S. Cownie.................................................      166,073(7)      *
Paul W. Fiddick.................................................       79,775        *
Wayne W. LoCurto................................................       63,148(8)      *
Alan R. Kahn....................................................       15,457        *
Joseph M. Grant.................................................        8,000        *
Clark A. Johnson................................................        7,784        *
H. Berry Cash...................................................       --           --
James J. Robinette..............................................       --           --
All officers and directors as a group (14 persons)..............    2,044,742         11.0

- ------------------------

*   Less than 1%

(1) Includes shares issuable upon exercise of stock options which are vested or will be vested prior to May 14, 1996.

(2) Excludes shares allocated to participants' accounts under the Company's Retirement Savings Plan.

(3) Based on information contained in amended Schedule 13G dated February 13, 1996 filed jointly on behalf of Janus Capital Corporation ("Janus Capital"), Thomas H. Bailey and Janus Venture Fund (the "Janus Group"). Each of Janus Capital and Janus Venture Fund is a registered investment advisor. Mr. Bailey owns approximately 12.2% of Janus Capital and serves as President and Chairman of the Board of Janus Capital and as a result of such stock ownership and positions may be deemed to exercise control over Janus Capital. The Janus Group does not have sole dispositive and voting power with respect to any of the shares indicated and shares voting and dispositive power with respect to all of the shares indicated.

(4) Includes 35,366 shares of Common Stock held by Mr. Hoak's wife and children. Mr. Hoak disclaims beneficial ownership of such shares.

(5) Based on information contained in Schedule 13G dated February 12, 1996. Massachusetts Financial Services has sole voting power over 920,790 shares and sole dispositive power over 975,411 shares.

(6) Based on information contained in amended Schedule 13G dated February 9, 1996 filed jointly on behalf of five French mutual insurance companies, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, Uni Europe Assurance Mutuelle, and The Equitable Companies Incorporated and their subsidiaries (the "Equitable Group"). The Equitable Group has sole voting and dispositive power with respect to 950,550 of the shares indicated and shares dispositive power with respect to 7,500 of the shares indicated.

(7) Includes 32,005 shares of Common Stock held by Mr. Cownie's family and charitable trust. Mr. Cownie disclaims beneficial ownership of such shares.

(8) Includes 50 shares of Common Stock held by Mr. LoCurto's children. Mr. LoCurto disclaims beneficial ownership of such shares.

                        DIRECTORS AND EXECUTIVE OFFICERS

GENERAL

    A brief description of each director and executive officer of the Company is provided below. Directors hold office until the next annual meeting of the stockholders or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

    James M. Hoak, 52, has served as Chairman of the Board of the Company since August 1987. Mr. Hoak has also served as Chairman of Hoak Capital Corporation (a private investment company) since September 1991, and as Chairman and President of James M. Hoak & Co. (an administrative firm) and Chairman of Hoak Securities Corp. (an investment banking firm and securities broker-dealer) since 1995. Mr. Hoak served as Chairman and Chief Executive Officer of Crown Media, Inc. (a cable television company) from 1991 to 1995. Mr. Hoak is a director of Airgas, Inc., MidAmerican Energy Company, Pier 1 Imports, Inc., and Texas Industries, Inc.

    David N. Walthall, 50, has served as President, Chief Executive Officer and a director of the Company since August 1987.

    Paul W. Fiddick, 46, has served as Executive Vice President and President, Radio Group of the Company since August 1987.

    Wayne W. LoCurto, 52, has served as an Executive Vice President of the Company and as President, Actmedia since November 1989.

    Michael T. McSweeney, 59, has served as an Executive Vice President of the Company since February 1996 upon the acquisition by the Company of DIMAC Corporation ("DIMAC"). Mr. McSweeney has been the Chief Executive Officer of DIMAC since 1988 and was the Chairman of the Board of DIMAC from August 1995 to February 1996.

    James J. Robinette, 62, has served as Executive Vice President and President, Television Group of the Company since August 1987.

    Wayne Kern, 63, has served as Senior Vice President and Secretary of the Company since 1987. From July 1991 to March 1995, Mr. Kern also served as Executive Vice President of Crown Media, Inc. From 1985 to 1991, Mr. Kern served as the Executive or Senior Vice President, General Counsel and Secretary of Heritage Communications, Inc. ("HCI"), a diversified communications company.

    James P. Lehr, 48, has served as Senior Vice President--Chief Accounting and Administrative Officer since December 1995. From December 1987 to December 1995, Mr. Lehr served as Vice President - Administration, Controller and Assistant Secretary of the Company.

    Douglas N. Woodrum, 38, has served as Executive Vice President-Chief Financial Officer since December 1995. From January 1995 to December 1995, Mr. Woodrum served as Vice President, Finance. From August 1987 to January 1995, Mr. Woodrum served as Vice President, Development and Treasurer of the Company.

    H. Berry Cash, 57, has been a partner of InterWest Partners, a venture capital firm, since 1985. Mr. Cash also serves as Chairman of the Board of Cyrix Corporation and serves on the board of directors of ProNet, Inc., Aurora Electronics, Inc., BenchMarq Microelectronics and AMX Corporation. Mr. Cash was appointed to the Board of Directors in January 1996.

    James S. Cownie, 51, has been the Chairman of the corporate partner of New Heritage Associates (a cable television firm unaffiliated with the Company) since March 1991. Mr. Cownie was first elected as a director of the Company in July 1989.

    Joseph M. Grant, 57, has served as the Senior Vice President and Chief Financial Officer of Electronic Data Systems, Inc. (an information technology company) since December 1990. Mr. Grant has been a director of the Company since June 1992.

    Clark A. Johnson, 65, has served as the Chairman and Chief Executive Officer of Pier 1 Imports, Inc. (a specialty retailer of home furnishings) since 1988. Mr. Johnson has been a director of the Company since March 1990. He also serves as a director of Actava, Inc., Albertson's, Inc., AnaComp, Inc. and Intertan, Inc.

    Alan R. Kahn, 56, is a business consultant and private investor and was President of Sun Country Industries, Inc. (a beverage distributor) from 1984 to 1988. Mr. Kahn has been a director of the Company since August 1987.

    The Board of Directors held 11 meetings in 1995. No director attended fewer than 75% of the meetings of the Board (and any committees thereof) which they were required to attend, other than Mr. Grant who attended eight meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Executive Committee, comprised of Messrs. Hoak (Chairman), Kahn and Walthall, is empowered to exercise all authority of the entire Board, subject to certain exceptions (primarily statutory) relating generally to such matters as mergers, sales of assets, sales of capital stock, bylaw amendments and changes to the membership of the Board. The Executive Committee did not meet independently from the Board of Directors during 1995.

    The Compensation Committee, comprised of Messrs. Cash, Cownie, Grant (Chairman) and Kahn, met two times during 1995. Reference is made to the separate report of the Compensation Committee set forth elsewhere herein.

    The Audit Committee, comprised of Messrs. Cash, Cownie, Grant, Johnson and Kahn (Chairman), is empowered to recommend to the Board the appointment of the Company's independent public accountants and to periodically meet with such accountants to discuss their fees, audit and non-audit services, and the internal controls and audit results for the Company. The Audit Committee also is empowered to meet with the Company's accounting personnel to review accounting policies and reports. The Audit Committee met two times during 1995.

COMPENSATION OF DIRECTORS

    Each director who is not an officer or employee of the Company receives, in addition to the basic annual fee of $18,000, $1,000 per Board meeting (or committee meeting not in conjunction with a Board meeting) held in person or $200 if the meeting is held by telephone. Any non-employee director may elect to defer such fees for later payment with an interest equivalent or invest such fees in shares of the Company's Common Stock. When first elected, directors who are not officers or employees of the Company are granted options (vesting in full after two years of service and expiring ten years after the date of grant) to acquire 2,000 shares of Common Stock at the fair market value of such stock on the date of grant. Thereafter, options to purchase an additional 2,000 shares of Common Stock are granted annually.

SUMMARY OF EXECUTIVE COMPENSATION

    The following table sets forth information concerning cash compensation paid or accrued by the Company during the three years ended December 31, 1995 to or for the Company's chief executive officer and the four other highest compensated executive officers of the Company.

                                                                            SECURITIES
NAME AND PRINCIPAL                                         OTHER ANNUAL     UNDERLYING        LTIP          ALL OTHER
     POSITION         YEAR       SALARY      BONUS(1)    COMPENSATION(2)   OPTIONS/SARS    PAYOUTS(3)    COMPENSATION(4)
- ------------------  ---------  -----------  -----------  ----------------  -------------  -------------  ----------------
Mr. Walthall             1995  $   385,000  $   211,970         --              50,000                      $    3,000
CEO and Pres.            1994      337,000      269,600         --              50,000                           4,500
                         1993      300,171      273,151                         50,000                           4,497

Mr. LoCurto              1995      300,000      110,952         --              30,000    $   3,371,500          3,000
Exec. V.P.               1994      275,000      165,000         --              30,000                           4,500
                         1993      258,889      160,500                         20,000                           4,497

Mr. Hoak                 1995      240,000       82,585         --              35,000                           3,000
Chairman                 1994      240,000      120,000         --              35,000                           4,500
                         1993      240,923      125,794                          2,000                           4,497

Mr. Robinette            1995      231,000      129,845         --              --                               3,000
Exec. V.P.               1994      210,000      147,000    $    115,466         --                               4,500
                         1993      195,089      149,400                         --                               4,497

Mr. Fiddick              1995      215,000       99,783         --              20,000                           3,000
Exec. V.P.               1994      193,550      116,130         --              20,000                           4,500
                         1993      175,019      117,750                         14,000                           4,497

- ------------------------

(1) Bonus for 1995 paid in 1996.

(2) Unless otherwise indicated, the dollar value of perquisites and other personal benefits for each of the named executive officers was less than the established reporting thresholds. The amount indicated in 1993 for Mr. Robinette includes $98,941 of moving expenses.

(3) In 1991, Mr. LoCurto was granted 10,000 units under the Actmedia Stock Appreciation Rights Plan of 1990. Pursuant to this plan, certain executive officers of the Company's Actmedia, Inc. subsidiary received grants of phantom equity units reflecting the fair market value of the common share equity of Actmedia. Persons who received grants of such units received in 1995 cash or shares of the Company's Common Stock in an amount equal to the difference between the value per unit on December 31, 1994 and the base value on the date of grant with respect to all vested units. The amount indicated reflects payments received by Mr. LoCurto for such units.

(4) Amounts reflected represent the Company's contribution to its defined contribution plan on behalf of the named executive officers.

STOCK OPTIONS

    The following table sets forth certain information with respect to the options granted during the year ended December 31, 1995 to the executive officers named in the above compensation table:

                              INDIVIDUAL GRANTS
- ------------------------------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                         PERCENT OF                             AT ASSUMED ANNUAL RATES OF
                                        TOTAL OPTIONS                            STOCK PRICE APPRECIATION
                              OPTIONS    GRANTED TO    EXERCISE OR                 FOR OPTION TERM (1)
                              GRANTED   EMPLOYEES IN   BASE PRICE   EXPIRATION  --------------------------
NAME                            (#)      FISCAL YEAR     ($/SH)        DATE        5%($)        10%($)
- ---------------------------  ---------  -------------  -----------  ----------  -----------  -------------
Mr. Walthall...............     50,000         14.1%   $    26.625    12-18-05  $   786,313  $   2,040,615
Mr. LoCurto................     30,000          8.5         26.625    12-18-05      471,788      1,224,369
Mr. Hoak...................     35,000          9.9         26.625    12-18-05      550,419      1,428,431
Mr. Robinette..............     --              N/A            N/A         N/A          N/A            N/A
Mr. Fiddick................     20,000          5.6    $    26.625    12-18-05      314,525        816,246

- ------------------------

(1) The assumed annual appreciation rates are disclosed pursuant to the rules of the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's Common Stock.

    The following table sets forth certain information with respect to the options exercised by the executive officers named in the above compensation table during the year ended December 31, 1995 or held by such persons at December 31, 1995:

                                                             NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                                                            OPTIONS AT DECEMBER 31,    MONEY OPTION AT DECEMBER 31,
                                SHARES                                1995                       1995 (1)
                              ACQUIRED ON       VALUE      --------------------------  ----------------------------
NAME                           EXERCISE       REALIZED     EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ---------------------------  -------------  -------------  -----------  -------------  -------------  -------------
Mr. Walthall...............           --             --       133,561        100,000   $   1,867,854   $    87,500
Mr. LoCurto................           --             --        61,823         60,000         900,445        52,500
Mr. Hoak...................           --             --        77,920         70,000       1,349,745        61,250
Mr. Robinette..............           --             --        --            --             --             --
Mr. Fiddick................           --             --        43,275         40,000         632,983        35,000

- ------------------------

(1) Based upon the closing price of the Common Stock of the Company on December 29, 1995, which price was $26.00 per share.

CERTAIN FILINGS

    Under the securities laws of the United States, the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates have been established for these reports, and the Company is required to disclose in this proxy statement any failure to file by these dates. All of these filing requirements were satisfied during 1995.

                          REINCORPORATION IN DELAWARE

INTRODUCTION

    For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the state of incorporation of the Company from Iowa to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). Stockholders are urged to read carefully the following sections of this proxy statement, including the related exhibits referenced below and attached hereto, before voting on the Reincorporation Proposal. Throughout the proxy statement, the term the "Company" or "HMC-Iowa" refers to the existing Iowa corporation and the term "HMC-Delaware" refers to Heritage Media Corporation, a new Delaware corporation and a wholly owned subsidiary of HMC-Iowa, which is the proposed successor to HMC-Iowa.

    As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its stockholders will benefit from the well established principles of corporate governance that Delaware law affords. Except as further described herein, the proposed Delaware Certificate of Incorporation and Bylaws are substantially similar to those currently in effect in Iowa.

    The Reincorporation Proposal will be effected by merging HMC-Iowa into HMC-Delaware. Upon completion of the merger, HMC-Iowa will cease to exist and HMC-Delaware will continue to operate the business of the Company under the name Heritage Media Corporation.

    Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of HMC-Iowa common stock will automatically be converted into one share of HMC-Delaware common stock, $.01 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of HMC-Iowa common stock will continue to represent the same number of shares of common stock of HMC-Delaware. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF HMC-DELAWARE. However, stockholders may exchange their certificates if they so choose. The common stock of HMC-Iowa is listed for trading on the American Stock Exchange and after the merger HMC-Delaware's common stock will be traded on the American Stock Exchange under the symbol HTG (the Company's current trading symbol).

    Under Iowa law, the affirmative vote of a majority of the outstanding shares of common stock of HMC-Iowa is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by HMC-Iowa's Board of Directors. If approved by the stockholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of HMC-Iowa, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED REINCORPORATION IN DELAWARE.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

    Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of HMC-Delaware and (ii) the assumption of HMC-Iowa's employee benefit plans and stock option plans by HMC-Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of HMC-Iowa entitled to vote. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal.

DISSENTERS' RIGHTS

    Stockholders of HMC-Iowa will have dissenters' rights with respect to the merger under the Iowa Business Corporation Act ("IBCA") and will be entitled to receive the "fair value" of their shares. Under the applicable provisions of the IBCA, the "fair value" of the shares of Common Stock will be equal to the value of the shares immediately before the effectuation of the merger, excluding any appreciation or depreciation in anticipation of the merger. Division XIII of the IBCA is reprinted in its entirety as Exhibit B to this proxy statement. All references in the IBCA and in this summary to a "stockholder" are to the record holder of the shares of Common Stock as to which dissenters' rights are asserted. A person having a beneficial interest in shares of Common Stock that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever dissenters' rights the beneficial owner may have.

    The following discussion is not a complete statement of the law relating to dissenters' rights and is qualified in its entirety by reference to Exhibit B. THIS DISCUSSION AND EXHIBIT B SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER WHO WISHES TO EXERCISE STATUTORY DISSENTERS' RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO BECAUSE FAILURE STRICTLY TO COMPLY WITH THE PROCEDURES SET FORTH HEREIN AND THEREIN WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

    Each stockholder electing to exercise his dissenter's rights and seek payment for the fair value of his shares must deliver to the Company, before the taking of the vote on the merger at the Annual Meeting, a written notice of his intent to demand payment for his shares of Common Stock. Stockholders should send this notice to the Secretary of the Company at One Galleria Tower, 13355 Noel Road, Suite 1500, Dallas, Texas 75240. This written notice must be in addition to and separate from any proxy or vote against the merger. Voting against, abstaining from voting or failing to vote on the merger will not constitute a demand for dissenters' rights and payment for shares of Common Stock within the meaning of the IBCA. Any stockholder electing to demand his dissenters' rights will not be granted dissenters' rights under the IBCA if such stockholder has either voted in favor of the merger or consented thereto in writing (including by granting the proxy solicited by this proxy statement or by returning a signed proxy without specifying a vote against the merger or a direction to abstain from such vote).

    If the Reincorporation Proposal is approved at the Annual Meeting, the Company will send a notice within 10 days of the Annual Meeting to all of the stockholders who have delivered a dissenter's notice to the Company. This notice will state where the payment demand is to be sent and where and when certificates for the shares of Common Stock must be deposited. Included in this notice from the Company will be a form to be completed by the dissenting stockholder for demanding payment, a statement as to the date of the first announcement to news media or the stockholders of the terms of the Reincorporation Proposal and a requirement that the stockholder certify to the Company that he acquired the shares of Common Stock before that date. In addition, this notice will set a date by which the Company must receive the completed form of payment demand from the dissenting stockholder which such date will not be fewer than 30 days nor more than 60 days after the date of the Company's notice. A dissenting stockholder must complete and return to the Company the completed form of payment demand included with the Company's notice and deposit his shares in accordance with the Company's notice to obtain payment for his shares.

    Section 490.1325 of the IBCA provides that upon completion of the merger or the receipt by the Company of a stockholder's form of payment demand, whichever occurs later, the Company will pay each dissenter who has complied with the applicable provisions of the IBCA the amount the Company estimates to be the fair value of the dissenter's shares plus accrued interest. The Company will also send to the dissenting stockholder along with such payment the following: (i) the Company's balance sheet for the year ended December 31, 1995 together with the related income statement and statement of changes in stockholders' equity;
(ii) the latest available interim financial statements; (iii) an explanation of how interest was calculated; (iv) a statement of the dissenter's right to demand payment under the applicable provision of the IBCA; and (v) a copy of Section
490.1325 of the IBCA.

    Section 490.1327 of the IBCA provides that a corporation may elect to withhold payment from a dissenter unless the stockholder was the beneficial holder of the shares before the date set forth in the Company's notice to dissenting stockholders as the date of the first announcement to the news media or to the stockholders of the terms of the Proposed Reincorporation. To the extent the Company elects to withhold payment under Section 490.1327, the Company must estimate the fair value of the shares of Common Stock owned by the dissenting stockholder plus accrued interest and will pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand.

    Under Section 490.1328 of the IBCA, a dissenting stockholder may supply his own estimate of the fair value of his shares of Common Stock plus interest and demand payment for such amount less any amount received by him from the Company under Section 490.1325 of the IBCA or, to the extent applicable, reject the Company's offer under Section 490.1327 and demand payment. A dissenting stockholder waives his dissenter's right to demand payment if he fails to notify the Company of his dissatisfaction of the Company's offer within 30 days after the Company has made or offered payment for his shares.

    If a demand for payment under Section 490.1328 of the IBCA remains unsettled, the Company may commence a proceeding 60 days after receiving the payment demand and petition the court to determine the fair value of the shares of Common Stock owned by the dissenting stockholder. If the Company does not commence a proceeding, the Company is obligated to pay to the dissenting stockholders the amounts demanded by them under Section 490.1328 of the IBCA. The Company will make all dissenting stockholders parties to the proceeding. Each dissenter made a party to the suit is entitled to judgment for either of the following: (a) the amount, if any, by which the court finds the fair value of the dissenter's shares plus interest exceeds the amount paid by the Company or (b) the fair value, plus interest, of the dissenter's after-acquired shares for which the Company elected to withhold payment under Section 490.1327 of the IBCA. The court will assess court costs against the Company except to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith.

REINCORPORATION PROPOSAL

    The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of HMC-Delaware and the Bylaws of HMC-Delaware, copies of which are attached hereto as Exhibit A, C, and D, respectively.

    APPROVAL BY STOCKHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF HMC-DELAWARE.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

    PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both Iowa and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The Company believes that, in general, Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Iowa law. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.

    WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its stockholders will benefit form the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

    The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this proxy statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The seven directors who are elected at the Annual Meeting will become the directors of HMC-Delaware. All employee benefit and stock option plans of HMC-Iowa will be assumed and continued by HMC-Delaware and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of HMC-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions. Stockholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by HMC-Delaware. Other employee benefit arrangements of HMC-Iowa will also be continued by HMC-Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of common stock of HMC-Delaware will be traded under the symbol HTG on the American Stock Exchange.

    Prior to the Effective Date of the merger, the Company will obtain any requisite consents to such merger from parties with whom it may have material contractual arrangements (the "Material Agreements"). As a result, HMC-Iowa's rights and obligations under such Material Agreements will continue and be assumed by HMC-Delaware.

DIFFERENCES BETWEEN HMC-DELAWARE AND HMC-IOWA

    HMC-Iowa is incorporated under the laws of the State of Iowa, and HMC-Delaware is incorporated under the laws of the State of Delaware. The Company stockholders, whose rights as stockholders are currently governed by Iowa law and HMC-Iowa's Restated Articles of Incorporation and Bylaws, will become, upon consummation of the merger, stockholders of HMC-Delaware and their rights will be governed by Delaware law and HMC-Delaware's Certificate of Incorporation and Bylaws. Certain differences between the rights of holders of HMC-Iowa common stock and HMC-Delaware common stock are set forth below.

    The following summary does not purport to be a complete statement of the rights of HMC-Iowa stockholders under applicable Iowa law and HMC-Iowa's
Restated Articles of Incorporation and Bylaws as compared with the rights of HMC-Delaware stockholders under applicable Delaware law and HMC-Delaware's Certificate of Incorporation and Bylaws. The summary is qualified in its entirety by the Delaware General Corporation Law ("DGCL") and the IBCA to which stockholders are referred. Generally, the provisions of the HMC-Delaware Certificate of Incorporation and Bylaws are similar to those of the HMC-Iowa Restated Articles of Incorporation and Bylaws in many respects. The discussion of the Certificate of Incorporation and Bylaws of HMC-Delaware is qualified by reference to Exhibits C and D hereto, respectively.

CAPITALIZATION

    The Restated Articles of Incorporation of HMC-Iowa currently authorize the Company to issue up to 40,000,000 shares of Class A Common Stock, $0.01 par value; 10,000,000 shares of Class C Common Stock, $0.01 par value; and 60,000,000 shares of preferred stock, no par value, of which 400,000 shares has been designated as Series A Junior Participating Preferred Stock (the "Series A Preferred"). There are currently no shares of the Company's Class C Common Stock outstanding. The Certificate of Incorporation of HMC-Delaware eliminates the different classes of common stock and provides that the Company is authorized to issue 100,000,000 shares of common stock, $.01 par value, and 10,000,000 shares of preferred stock, $.01 par value, of which 800,000 shares are designated as Series A Preferred with the identical rights as the Series A Preferred designated in HMC-Iowa's Restated Articles of Incorporation. Although the Certificate of Incorporation of HMC-Delaware increases the authorized number of shares of common stock as compared to the authorized shares of Class A Common Stock of HMC-Iowa, the Company has no present intention of issuing additional shares of common stock other than in the normal course of its business.

    Like HMC-Iowa's Restated Articles of Incorporation, HMC-Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the additional issuance of preferred stock in the future upon terms or with any rights, preferences and privileges which could have the effect of delaying or preventing a change in control of the Company or modifying the effective rights of holders of the Company's common stock under either Iowa or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

AMENDMENT TO CHARTER AND BYLAWS

    Amendments to the HMC-Delaware Certificate of Incorporation generally require the approval of the holders of a majority of all outstanding shares of HMC-Delaware common stock (with, in each case, each stockholder being entitled to one vote for each share so held); provided, however, the HMC-Delaware Certificate of Incorporation provides that amendments to the Certificate of Incorporation limiting a director's liability for breaches of fiduciary duties, prohibiting actions by stockholders except at an annual or special meeting and providing for indemnification of directors and officers require the affirmative vote of 2/3rds of the Company's then outstanding shares of capital stock. The holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely. The number of authorized shares of any such class of stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock entitled to vote thereon (without a class vote) if so provided in any amendment to the Certificate of Incorporation or resolutions creating such class of stock.

    Amendments to HMC-Iowa's Restated Articles of Incorporation generally require the approval of a majority of the outstanding shares of HMC-Iowa common stock. However, in the case of amendments to the HMC-Iowa Restated Articles that alter or change the powers, preferences or special rights of a class of stock so as to adversely affect the holders thereof, on certain matters related to the specific rights of a class or series of capital stock, and on all matters where a separate class vote is required by Iowa law, the holders of different classes of stock are entitled to vote as a class, with the result that no such amendment may be effected without the affirmative vote of the holders of a majority of the total shares of such class entitled to vote thereon. Matters on which a class vote is required include amendments to change the authorized number of shares of such class and to change the par value per shares of such class.

    The Bylaws of HMC-Delaware may be amended by the Board of Directors of HMC-Delaware as provided for in HMC-Delaware's Certificate of Incorporation, subject to the rights of the stockholders to amend such Bylaws. HMC-Iowa's Bylaws may be amended by the stockholders or by the Board of Directors of HMC-Iowa.

APPROVAL OF, AND SPECIAL RIGHTS WITH RESPECT TO, MERGERS OR CONSOLIDATIONS AND CERTAIN OTHER TRANSACTIONS

    Under Delaware law, the approval of the holders of a majority of the outstanding shares of HMC-Delaware common stock is required to authorize mergers, consolidations, dissolutions or the sale of all or substantially all of the property or assets of HMC-Delaware.

    Under Iowa law, a merger or consolidation generally requires the affirmative vote of a majority of all outstanding shares of HMC-Iowa (whether or not such shares would otherwise have voting rights), and the affirmative vote of a majority of HMC-Iowa's outstanding shares generally would be required to approve a sale of all or substantially all of HMC-Iowa's property or assets or a dissolution, or partial dissolution, of HMC-Iowa. However, under Iowa law, no vote of stockholders of HMC-Iowa is necessary to authorize a merger if (1) the plan of merger does not affect any amendments to the articles of incorporation of the surviving corporation and (2) the number of authorized unissued shares or treasury shares of any class of the surviving corporation to be issued or delivered under the plan of merger does not exceed 20% of the shares of the surviving corporation of the same class outstanding immediately prior to the effective date of the merger.

CERTAIN ANTI-TAKEOVER PROVISIONS

    HMC-Delaware is subject to the provisions of Section 203 of DGCL. That section provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or affiliate, or associate of such person, who is an "interested stockholder" for a period of three years from the date that such person became an interested stockholder unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directions of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 % of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. An "interested stockholder" is defined as any person that is (i) the owner of 15% or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

    HMC-Iowa, as an Iowa corporation, is not subject to Section 203 of DGCL. In addition, Iowa does not have an anti-takeover statute comparable to Section 203 of DGCL.

    The IBCA allows a director, in determining what is in the best interest of a corporation when considering a tender offer or proposal, to consider the following community interest factors in addition to consideration of the effects of any action on stockholders: the effects of the action on the corporation's employees, suppliers, creditors and customers; the effects of the action on the communities in which the corporation operates; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be served by the continued independence of the corporation. If on the basis of these community interest factors the HMC-Iowa Board of Directors determines that the proposal or action is not in the best interests of HMC-Iowa, the HMC-Iowa Board may reject the proposal or offer. If the HMC-Iowa Board of Directors rejects such proposal or offer, the Board is not obligated to facilitate, to remove any barriers to, or refrain from impeding, the proposal or offer. Consideration of any or all of the community interest factors is not a violation of the business judgment rule or of any duty of the director to the stockholders, or a group of stockholders, even if the director reasonably determines that a community interest factor outweighs the financial or other benefits to the corporation or a stockholder or group of stockholders. The Restated Articles of Incorporation of HMC-Iowa contain a provision that allows its Board of Directors to consider the foregoing community interests factors. DGCL and HMC-Delaware's Certificate of Incorporation do not contain a similar provision.

APPRAISAL RIGHTS

    Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of HMC-Delaware in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) listed on a national security exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (ii) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a natural market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

    Under Iowa law, the holders of HMC-Iowa capital stock have appraisal rights in any merger or consolidation, any sale or exchange of all or substantially all of the property and assets of a corporation otherwise than in the usual and regular course of its business or any amendment to the articles of incorporation that materially and adversely affects rights in respect to the dissenter's shares. Such rights do not apply to stockholders of the surviving corporation in a merger if (i) articles or incorporation of the surviving corporation will not differ except in certain minor instances; (ii) each stockholder of the surviving corporation where shares were outstanding immediately before the effective date of the merger will hold the same number of shares with identical designations, preferences, limitations and relative rights immediately after the merger; (iii) the number of voting shares immediately after the merger, plus the number of voting shares issuable as a result of the merger, either by conversion of securities issued pursuant to the merger or the exercise of rights and options issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger; or (iv) the number of shares that entitle their holders to participate without limitation in dividends plus the number of such participating shares issued pursuant to the merger, either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% of the total number of participating shares outstanding before the merger.

DIVIDEND SOURCES

    Under Delaware law, dividends may be paid by HMC-Delaware out of either (i) surplus or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. Delaware law defines surplus as the excess, at any time, of the net assets of a corporation (determined on a fair market value, as opposed to historical cost, basis) over its stated capital.

    Under Iowa law, dividends may be paid by HMC-Iowa, except when HMC-Iowa is insolvent or if HMC-Iowa's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if HMC-Iowa were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders where preferential rights are superior to those receiving the distribution. In addition, HMC-Iowa's Bylaws prohibit payment of dividends based on unrealized appreciation in value or revaluation of HMC-Iowa's assets.

SPECIAL MEETINGS OF STOCKHOLDER; STOCKHOLDER ACTION BY WRITTEN CONSENT

    Under Delaware law, special meetings of the stockholders may be called by the Board of Directors of such other person as may be authorized by the certificate of incorporation or the bylaws. Under Iowa law, special meetings of stockholder may be called by the president, the board of directors, the holders of not less than 10% of all shares entitled to vote at the meeting, or such other officers or persons as may be provided in the articles of incorporation or the bylaws. HMC-Delaware's Bylaws do not permit stockholders to call special meetings.

    Under Delaware law, unless otherwise provided in the certificate of incorporation, any action which may be taken or is required to be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The HMC-Delaware Certificate of Incorporation does not permit stockholder action by written consent.

    Under Iowa law, actions by stockholders of HMC-Iowa may be taken without a meeting only if a consent in writing is signed by holders of outstanding shares having not less than 90% of the votes entitled to be cast at a meeting at which all shares entitled to vote on the action were present and voted.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

    The HMC-Delaware Certificate of Incorporation and Bylaws contain provisions which require HMC-Delaware to indemnify officers and directors from and against costs and expenses incurred in connection with any Indemnifiable Claim (as defined) under the DGCL, based upon any act, omission, neglect, or breach of duty that such indemnitee may commit while acting as an officer or director generally following a determination that final disposition of an Indemnified Claim has occurred, which final determination shall be made by (i) HMC-Delaware's Board of Directors acting by a majority vote of a quorum consisting of disinterested directors, (ii) independent legal counsel in a written opinion if such a quorum is not obtainable, or even if obtainable in the event that a quorum of disinterested directors so directs, or (iii) action of the stockholders of HMC-Delaware. For purposes of these provisions, an "Indemnifiable Claim" generally will not include any claim based upon the indemnitee's gaining any improper personal profit or advantage, any claim which is based upon the indemnitee's knowingly fraudulent, deliberately dishonest or willful misconduct, or any claim based upon (x) the indemnitee's acting other than in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of HMC-Delaware and (y) in the case of a criminal action or proceeding, the indemnitee's having no reasonable cause to believe his/her conduct was unlawful.

    In addition, HMC-Delaware's Certificate of Incorporation provides that, to the fullest extent permitted by Delaware Law, HMC-Delaware's directors will not be liable for monetary damages for breach of the directors' fiduciary duty to HMC-Delaware and its stockholders. The HMC-Delaware's Certificate of Incorporation further provides that no amendment or repeal of this provision or the adoption of any provision in HMC-Delaware's Certificate of Incorporation inconsistent with this provision will eliminate or reduce the effect of this provision with respect to any action or proceeding accruing or arising prior to such amendment, repeal or adoption of an inconsistent provision.

    HMC-Iowa's Restated Articles of Incorporation provide that a director of HMC-Iowa will not be liable to HMC-Iowa or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to HMC-Iowa or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (3) for a transaction from which the director derives an improper personal benefit or (4) in respect of certain unlawful dividend payments or stock redemptions or repurchases. These provisions further provide that, if the IBCA is amended to authorize corporate action further eliminating or limiting personal liability of directors, then the liability of a director of HMC-Iowa shall be eliminated or limited to the fullest extent permitted by the IBCA as so amended.

    HMC-Iowa's Restated Articles of Incorporation and Bylaws also provide that officers and directors of HMC-Iowa or persons serving as officers and directors of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by HMC-Iowa to the fullest extent permitted by the IBCA. In addition, HMC-Iowa will pay all fees and expenses incurred in connection with any such preceding, including any compromise settlement if the Board of Directors by a majority vote by disinterested directors first approves such settlement.

CERTAIN PROVISIONS RELATING TO COMPLIANCE WITH FCC REGULATIONS

    The Restated Articles of Incorporation of HMC-Iowa and the Certificate of Incorporation of HMC-Delaware contain identical provisions regarding compliance with certain regulations of the Federal Communications Commission (the "FCC"). So long as the Company or any of its subsidiaries holds authority from the FCC (or any successor thereto) to operate any television or radio broadcasting station, if the Company has reason to believe that the ownership, or proposed ownership, of shares of its capital stock by any stockholder or any person presenting any shares of capital stock of the Company for transfer into his or her name may be inconsistent with, or in violation of, any provision of the Federal Communication Laws (as defined in HMC-Iowa's Restated Articles of Incorporation and HMC-Delaware Certificate of Incorporation) such stockholder or proposed transferee, upon request of the Company, is required to furnish promptly to the Company such information (including, without limitation, information with respect to citizenship, other ownership interests and affiliations) as the Company reasonably requests to determine whether the ownership of, or the exercise of any rights with respect to, shares of capital stock of the Company by such stockholder or proposed transferee is inconsistent with, or in violation of, Federal Communication Laws. The Company may refuse to permit the transfer of shares of its capital stock to such proposed transferee or may suspend those rights of stock ownership the exercise of which would result in any inconsistency with, or violation of, the Federal Communication Laws (including the right to vote and the payment of dividends or other distributions).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a discussion of certain federal income tax considerations that may be relevant to holders of HMC-Iowa common stock who receive HMC-Delaware common stock in exchange for their HMC-Iowa common stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular

HMC-Iowa stockholders, such as dealers in securities, or those HMC-Iowa stockholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire HMC-Iowa common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

    Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

        (a) No gain or loss should be recognized by holders of HMC-Iowa common stock upon receipt of HMC-Delaware common stock pursuant to the Proposed Reincorporation.

        (b) The aggregate tax basis of the HMC-Delaware common stock received by each stockholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the HMC-Iowa common stock surrendered in exchange therefor.

        (c) The holding period of the HMC-Delaware common stock received by each stockholder of HMC-Iowa should include the period for which such stockholder held the HMC-Iowa common stock surrendered in exchange therefor, provided that such HMC-Iowa common stock was held by the stockholder as a capital asset at the time of Proposed Reincorporation.

        (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and HMC-Delaware should succeed, without adjustment, to the federal income tax attributes of HMC-Iowa.

                             AMENDMENT TO 1987 PLAN

    In 1987, the Company adopted the 1987 Plan which was subsequently amended in 1989 and 1993. At the Annual Meeting, stockholders will be asked to approve an amendment to the 1987 Plan which would cause the immediate vesting of outstanding options upon certain "Vesting Events" described below. The 1987 Plan is attached hereto as Exhibit E, to which reference is made for a complete statement of the 1987 Plan provisions. The following summary of certain of the 1987 Plan's provisions is qualified, in its entirety, by reference to the attached 1987 Plan.

    Under the 1987 Plan, non-qualified stock options for up to 1,500,000 shares of Common Stock may be granted to officers, directors and key employees of the Company and its subsidiaries at a price at least equal to fair market value at the date of grant, unless waived by the Board of Directors. An optionee may not receive a grant in excess of 100,000 shares of Common Stock in any calendar year. Options granted under the 1987 Plan vest in full after two years of employment and are exercisable for not more than 10 years from the date of grant.

    The 1987 Plan provides for officers and directors who are also Company employees an exemption from the provisions of Section 16(b) for the grant of options. Section 16(b) provides for recovery by the Company of profits made by officers and directors on short-term trading in shares of Common Stock of the Company. The Company requires the approval of the amendment to the 1987 Plan by the stockholders at the Annual Meeting in order to continue the exemption from
Section 16(b) for the grant of options.

    Stock options granted under the 1987 Plan are not currently entitled to "incentive stock option" treatment for federal income tax purposes provided by
Section 422 of the Code. An optionee, upon exercise of an option under the 1987 Plan, will realize taxable income equal to the difference between the exercise price and the fair market value at the time of exercise, and the Company is entitled to a corresponding deduction. The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

    The proposed amendment to the 1987 Plan would cause the immediate vesting of outstanding options under the 1987 Plan upon certain events and would give to optionees under the 1987 Plan this benefit which is provided for in the 1996 Plan. Unless the particular option provides otherwise, options granted under the 1987 Plan will become immediately exercisable and vested in full upon the occurrence, before the expiration or termination of such option, of any of the events (a "Vesting Event") listed below:

        (a) A sale, transfer or other conveyance of all or substantially all of the assets of the Company on a consolidated basis;

        (b) The acquisition of beneficial ownership, as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act), by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (i) the Company or (ii) James Hoak and his affiliates, directly or indirectly, of securities representing 50% or more of the total number of votes that may be cast for the election of directors of the Company; or

        (c) The commencement (within the meaning of Rule 14d-2 promulgated under the Exchange Act) of a "tender offer" for stock of the Company subject to
    Section 14(d)(2) of the Exchange Act; or

        (d) The  failure at  any  annual or  special  meeting of  the  Company's stockholders following an "election contest" subject to Rule 14a-11 promulgated under the Exchange Act, of any of the persons nominated by the Company in the proxy material mailed to stockholders by the management of the Company to win election to seats on the Board of Directors, excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

    There are approximately 100 key employees and executive officers and approximately five non-employee directors who are eligible to receive grants of options under the Option Plan. The following indicates the number of options granted under the 1987 Plan to the executive officers named in the "Summary of Executive Compensation" table: Mr. Walthall, 233,561 options; Mr. LoCurto, 121,823 options; Mr. Hoak, 147,920 options; Mr. Robinette, 9,207 options; and Mr. Fiddick, 83,275 options. All current executive officers of the Company as a group have received 790,816 options, and all current directors who are not executive officers have received 38,748 options as a group. All employees, including all current officers who are not executive officers, as a group, have received 1,023,128 options under the 1987 Plan.

    The Proposed Reincorporation would not be a Vesting Event that would cause outstanding options under the 1987 Plan to vest.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE 1987 PLAN.

              APPROVAL AND ADOPTION OF THE 1996 STOCK OPTION PLAN

    In January 1996, the Board of Directors adopted the 1996 Plan which provides for the grant of up to 1,500,000 non-qualified stock options to officers, directors and key employees of the Company and its subsidiaries. At the Annual Meeting, stockholders will be asked to approve the 1996 Plan. The 1996 Plan is attached hereto as Exhibit F, to which reference is made for a complete statement of the 1996 Plan provisions. The following summary of certain of the 1996 Plan's provisions is qualified, in its entirety, by reference to the attached 1996 Plan.

    PURPOSE. The purpose of the 1996 Plan is to provide certain key employees, officers and directors of the Company and its subsidiaries with an opportunity to acquire a stake in the operation and growth of the Company as a means of assuring their maximum effort and the continued growth the Company.

    ADMINISTRATION. The 1996 Plan is administered by the Compensation Committee or other committee appointed by the Board of Directors (the "Committee"). The Committee consists of two or more directors, each of whom must be "disinterested" as defined by Rule 16b-3 of the Exchange Act.

    ELIGIBILITY. Any employee (including any officer or director who is an employee) of the Company or any affiliated corporation or partnership is eligible to receive options under the 1996 Plan. Any director who is not an employee of the Company is eligible to receive options under the 1996 Plan.

    TERMS OF OPTION GRANTS. Subject to the provisions of the 1996 Plan, the Committee may award options and determine the number of shares to be covered by each option, the option price therefor, the term of the option, and the other conditions and limitations applicable to the exercise of the option. The maximum number of shares which may be subject to all options awarded to a participant during any calendar year cannot exceed 200,000. Any option granted under the 1996 Plan is not exercisable after the expiration of ten years from the date the option is granted. In addition, options granted under the 1996 Plan are non-transferable by the optionee otherwise than by will or the laws of descent and/or distribution, and is exercisable, during his lifetime, by him only.

    EXERCISE OF OPTIONS. Subject to the provisions of 1996 Plan described under "Acceleration upon Certain Events" below, an optionee under the 1996 Plan must remain in the continuous employ of the Company for two years from and after the date on which the option is granted, or such other and greater period as may be fixed by the Committee, before he can exercise any part of the option. After the optionee has remained in the continuous employ of the Company for two years, and other requirements for the exercise of the option have been met, the option granted under the 1996 Plan may be exercised as to all of the shares subject to the option. Payment of the option exercise price can be made in cash, or by certified or cashier's check payable to the order of the Company; provided, however, that in lieu of cash an optionee may exercise his option by tendering to the Company such shares of the Common Stock of the Company owned by him having a fair market value equal to the cash exercise price applicable to his option.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR MERGER. In the event of a stock dividend, stock split or combination of shares of Common Stock, recapitalization or other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, appropriate and proportionate adjustment shall be made in (i) the number and kind of shares of stock in respect of which options may be awarded under the 1996 Plan, (ii) the number and kind of shares of stock or other property subject to outstanding options, and (iii) the award, exercise or conversion price with respect to any of the foregoing. Subject to any required action by the stockholders, if the Company is the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled.

    TAX CONSEQUENCES. Stock options granted under the 1996 Plan are not currently entitled to "incentive stock option" treatment for federal income tax purposes provided by Section 422 of the Code. An optionee, upon exercise of an option under the 1996 Plan, will realize taxable income equal to the difference between the exercise price and the fair market value at the time of exercise, and the Company is entitled to a corresponding deduction. The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

    GRANTS TO NON-EMPLOYEE DIRECTORS. Non-employee directors receive automatic grants of options under the 1996 Plan in accordance with a formula set forth in the 1996 Plan. On the second Friday in December of each year commencing December 13, 1996, each non-employee director will receive a grant of an option to purchase 2,000 shares of Common Stock. Options granted to directors will first become exercisable two years after the date of grant, subject to the provisions described under "Acceleration upon Certain Events" below. The term of each option granted to a non-employee director shall be ten years from its date of grant. The option price of the shares of Common Stock subject to each option granted to a director shall be the fair market value of such shares on the date the option is granted. If a director ceases to be a director of the Company, such director's options will be exercisable by him only during the six months following the date such person ceases to be a director, except that if a director dies while serving as a director, such director's options will be exercisable by his or her executor or administrator or, if not so exercised, by the legatees or the distributees of his or her estate, only during the six months following his or her death.

    ACCELERATION  UPON CERTAIN  EVENTS.   Unless the  particular option provides
otherwise, options granted under the 1996 Plan will become immediately exercisable and vested in full upon the occurrence, before the expiration or termination of such option, of any of the Vesting Events described under "Amendment to 1987 Plan" above.

    AMENDMENT AND TERMINATION. The Board of Directors of the Company may amend, suspend or terminate the 1996 Plan or any portion thereof at any time, provided that (i) no amendment may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the
Exchange Act or any successor provision, and (ii) the provisions relating to grants to directors may not be amended more than once every six months other than to comport with changes in the Code or ERISA or the rules and regulations under either thereof. If any amendment, suspension or termination of the 1996 Plan materially and adversely affects the rights of the holder of any award then outstanding, such amendment, suspension or termination will not be deemed to alter such rights unless the holder shall consent thereto.

    RULE 16B-3. The 1996 Plan provides for officers and directors who are also Company employees an exemption from the provisions of Section 16(b) for the grant of options. Section 16(b) provides for recovery by the Company of profits made by officers and directors on short-term trading in shares of Common Stock of the Company. The Company requires the approval of the 1996 Plan by the stockholders at the Annual Meeting in order to continue the exemption from
Section 16(b) for the grant of options.

    In connection with the acquisition of DIMAC, the Company granted on February 21, 1996, the date of the consummation of the DIMAC acquisition, to four officers of DIMAC options under the 1996 Plan to purchase at an aggregate of 43,667 shares at $31.10 per share. The exercise price is equal to the average closing price of the Company's Common Stock for a ten-day trading period ending on the fifth day preceding the acquisition of DIMAC as set forth in the acquisition agreement between the Company, a subsidiary of the Company and DIMAC. In addition, on February 21, 1996, 13 employees of DIMAC were granted options under the 1996 Plan to purchase an aggregate of 37,534 shares at $29.75 per share, the closing price of the Company's Common Stock on the date of grant. All of these options will become immediately exercisable after two years, subject to the optionee's continued employment with the Company and the provisions of the 1996 Plan providing for the immediate vesting of the options upon certain Vesting Events.

    There are approximately 100 key employees and executive officers and approximately five non-employee directors who are eligible to receive grants of options under the 1996 Plan.

    The Proposed Reincorporation would not be a Vesting Event that would cause outstanding options under the 1987 Plan to vest.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE 1996 PLAN.

                            STOCK PRICE PERFORMANCE

    Set forth below is a line graph indicating the stock price performance of the Company's Common Stock for the five years ended December 31, 1995, as contrasted with (i) the Standard & Poor's 500 Stock Index and (ii) a peer group of publicly traded companies with operations in television and radio broadcasting and in-store marketing with market capitalizations similar to the Company's.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PEER GROUP   HERITAGE    S&P 500
12-31-90            100        100        100
12-31-91            152        100        130
12-31-92            255         62        140
12-31-93            360        142        154
12-31-94            390        192        156
12-31-95            605        186        215

- ------------------------

(1) Assumes $100 invested on December 31, 1990 in Heritage Media Common Stock, S&P 500 Index and a peer group index.

(2) Companies comprising the peer group index: Advo, Inc.; Acxiom Corporation; Catalina Marketing Corporation; Clear Channel Communications, Inc.; and Harte-Hanks Communications, Inc. The foregoing list of companies has been materially revised during the last fiscal year. The Company believes that the prior peer group index did not adequately reflect (i) the reduced percentage in the Company's revenue mix of broadcasting operations and (ii) the emergence of new publicly held companies engaged in targeted marketing operations. The prior peer group index also contained entities which were no longer in existence as independent publicly held companies. The total return under the prior peer group index at December 31, 1995 would have been $340, as compared to the $605 level set forth above for the new peer group index.

                            STOCKHOLDERS' PROPOSALS

    Any proposals that stockholders of the Company desire to have presented at the 1997 annual meeting of stockholders must be received by the Company at its principal executive offices no later than December 31, 1996.

                                 MISCELLANEOUS

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and regular officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

    Representatives of KPMG Peat Marwick, the Company's independent auditors, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire and to be available to respond to appropriate questions.

                                            By Order of the Board of Directors
                                                        Wayne Kern
                                                        SECRETARY

Dallas, Texas
April 10, 1996

                      REPORT OF THE COMPENSATION COMMITTEE

    The Company's Compensation Committee is empowered to review, and to recommend to the full Board of Directors, the annual compensation, long term incentive plans and compensation procedures for all executive officers of the Company. In carrying out these responsibilities, the Committee evaluates numerous factors including the Company's financial performance in relation to the goals established by the Board, the individual contribution of each executive officer, competitive compensation practices within the industry and general economic inflationary factors. Compensation levels for executive officers are benchmarked to the outside market, utilizing information from industry surveys conducted by Towers Perrin (compensation consultants). These surveys reviewed compensation levels reported in proxy statements from 16 companies engaged in the Company's businesses as well as other executive compensation surveys. The Compensation Committee targeted each executive officer's total compensation to the mid-range of these companies; however, amounts may be earned above or below that level depending on corporate and individual performance.

    The base salary component of executive officer compensation is primarily determined by reference to the individual contribution of each officer. The annual cash bonus component is based solely upon the achievement of targeted cash flow levels by the Company or, where applicable, by specific operating segments of the Company. All targeted cash flow levels are reviewed and approved by the Compensation Committee at the beginning of each fiscal year. The level of stock option grants to executive officers is based upon their performance, relative position and responsibilities in the Company.

    The base salary levels for executive officers of the Company were increased 8% in 1995 over 1994. During 1995, the Company achieved approximately 104% of targeted cash flows, which represented a 16% increase over the cash flow achieved in 1994. As a result, annual bonuses, which were based upon specific formulae relating to cash flow levels, represented approximately 30% of cash compensation received by the executive officers for 1995. In 1995 the Company granted options to purchase 155,000 shares of the Company's Common Stock to the executive officers of the Company. These stock option grants reflected the improved financial performance of the Company and the achievement of several operating and financial goals established by the Board.

    Mr. Walthall's base salary for fiscal 1995 was $385,000, an increase from $337,000 in the prior year. The Committee recommended this increase to recognize Mr. Walthall's contribution toward (i) the 16% increase in cash flow of the Company in 1994 and (ii) the strengthening of the Company's position in the marketing services arena. The Committee was also cognizant of the generally higher level of base salaries paid to chief executive officers of comparable companies. Mr. Walthall's 1995 bonus which was paid in 1996 represented approximately 35% of his total cash compensation for 1995 and was based entirely upon the achievement by the Company of 104% of the targeted cash flow level.

                                                          Compensation Committee
                                                                   H. Berry Cash
                                                                 James S. Cownie
                                                                 Joseph M. Grant
                                                                    Alan R. Kahn

                                   EXHIBIT A
                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

    This  Agreement and Plan of  Merger is executed as  of May    , 1996, by and
between Heritage Media Corporation, an Iowa corporation ("Parent"), and Heritage Media Corporation, a Delaware corporation ("Subsidiary").

                                  WITNESSETH:

    WHEREAS, the authorized capital stock of Subsidiary consists of 100,000,000 shares of Class A Common Stock, $0.01 par value ("Subsidiary Common Stock"), and 10,000,000 shares of Preferred Stock, $.01 par value ("Subsidiary Preferred Stock"), 800,000 shares of which have been designated Series A Junior Participating Preferred Stock ("Subsidiary Series A Preferred Stock"), of which 1,000 shares of Subsidiary Common Stock are issued and outstanding and owned by Parent; and

    WHEREAS, the authorized capital stock of Parent consists of 40,000,000 shares of Common Stock, $0.01 par value ("Parent Class A Common Stock"), 10,000,000 shares of Class C Common Stock, $0.01 par value ("Parent Class C Common Stock"), and 60,000,000 shares of Preferred Stock, no par value ("Parent Preferred Stock"), 400,000 shares of which have been designated Series A Junior Participating Preferred Stock ("Parent Series A Preferred Stock"), of which
approximately          shares of  Parent Class A  Common Stock and  no shares of
Parent Class C Common Stock, Parent Preferred Stock or Parent Series A Preferred Stock are issued and outstanding; and

    WHEREAS, the respective boards of directors and shareholders of Parent and Subsidiary deem it to be desirable and in the best interest of the respective corporations that the two corporations merge into a single corporation (the "Merger"), and, pursuant to resolutions duly adopted, such boards of directors and shareholders have approved and adopted this Agreement;

    NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

    SECTION 1.1. In accordance with the provisions of the Iowa Business Corporation Act and the Delaware General Corporation Law at the Effective Time (defined below) of the Merger, Parent shall be merged into Subsidiary, which shall be the surviving corporation (in its capacity as such surviving corporation Subsidiary is hereinafter sometimes referred to as the "Surviving Corporation," and Parent and Subsidiary are hereinafter sometimes referred to collectively as the "Constituent Corporations"), and as such Subsidiary shall continue to be governed by the laws of the State of Delaware.

    SECTION 1.2. The Merger shall become effective on such date as the Articles of Merger, executed, adopted and approved in accordance with the Delaware General Corporation Law and the Iowa Business Corporation Act, shall have been filed with the Secretary of State of Delaware and the Secretary of State of Iowa. The time when the Merger shall become effective is herein called the "Effective Time." The actions described above shall be conclusive evidence, for all purposes of this Agreement, of compliance with all conditions precedent.

    SECTION 1.3. Except as may otherwise be set forth herein, at the Effective Time, the corporate existence and identity of Subsidiary, with all its purposes, powers, franchises, privileges, rights and immunities shall continue under the laws of the State of Delaware, unaffected and unimpaired by the Merger, and the corporate existence and identity of Parent, with all its purposes, powers, franchises, privileges, rights, and immunities shall be merged with and into Subsidiary and the Surviving Corporation shall be vested fully therewith, and the separate corporate existence and identity of Parent shall thereafter cease, except to the extent continued by applicable law. At the Effective Time, the Surviving Corporation shall have the following rights and obligations:

    (a) The Surviving Corporation shall have all the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under the laws of the State of Delaware.

    (b) The Surviving Corporation shall succeed to, without other transfer, and shall possess and enjoy, all of the rights, privileges, immunities, powers, purposes and franchises, of both a public and private nature, of the Constituent Corporations and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account and all other choses of action, and every other interest of or belonging to either of the Constituent Corporations shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed, and shall thereafter be the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of said Constituent Corporations shall not revert or be in any way impaired by reason of the Merger.

    (c) The Surviving Corporation shall thenceforth be responsible and liable for all debts, liabilities, obligations and duties of either of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either Constituent Corporation may be prosecuted as if the Merger had not occurred, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either Constituent Corporation shall be impaired by the Merger.

    SECTION 1.4. If at any time the Surviving Corporation shall deem or be advised that any further transfers, assignments, conveyances, assurances in law or other acts or things are necessary or desirable to vest or confirm in the Surviving Corporation the title to any property or assets of either of the Constituent Corporations, each Constituent Corporation and its proper officers and directors shall execute and deliver any and all such proper transfers, assignments, conveyances and assurances in law, and shall do all other acts and things as are necessary or proper to vest or confirm title to such property and assets in the Surviving Corporation and to otherwise carry out the purposes and intent of this Agreement.

                                   ARTICLE II

    SECTION 2.1. The Certificate of Incorporation of Subsidiary in effect at the Effective Time shall constitute the Certificate of Incorporation of the Surviving Corporation until amended, altered or repealed in the manner provided by law.

    SECTION 2.2. The By-Laws of Subsidiary in effect at the Effective Time shall be the By-Laws of the Surviving Corporation, until amended, altered or repealed.

    SECTION 2.3. The directors of Parent at the Effective Time shall be the directors of the Surviving Corporation and shall hold office in accordance with the By-Laws of the Surviving Corporation until the next annual meeting of shareholders of the Surviving Corporation or until their respective successors are elected and qualified.

    SECTION 2.4. The officers of Parent at the Effective Time shall be the officers of the Surviving Corporation and shall hold office subject to the Bylaws of the Surviving Corporation.

                                  ARTICLE III

    SECTION 3.1. At the Effective Time, the manner of exchanging the outstanding securities of the Constituent Corporations shall be as follows:

    (a) Each share of Parent Class A Common Stock outstanding immediately prior to the Effective Time, except all shares of Parent Class A Common Stock held by Parent in its treasury, which shall be cancelled and no shares issued in respect thereof, shall, at the Effective Time, by virtue of the Merger and without action on the part of the holder thereof, be converted into one share of the Subsidiary Common Stock.

    (b) Each share of Subsidiary Common Stock outstanding immediately prior to the Effective Time shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and returned to the status of authorized but unissued stock of the Surviving Corporation.

    (c) Upon the Effective Time, each outstanding right, option or warrant to purchase shares of Parent Common Stock or Parent Series A Preferred Stock, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a right, option or warrant to purchase at the exercise price in effect immediately prior to the Effective Time, the same number of shares of Subsidiary Common Stock or Subsidiary Series A Preferred Stock, respectively.

    (d) Each certificate representing shares of the Parent Common Stock shall be deemed for all corporate purposes to evidence the ownership of an equal number of shares of Common Stock of the Surviving Corporation and the holders of such certificates will not be required immediately to surrender such certificate in exchange for certificate of Common Stock of the Surviving Corporation. As certificates representing Parent Common Stock are surrendered for transfer, however, the Surviving Corporation will cause to be issued certificates representing its Common Stock and, at any time upon surrender by a holder of certificates representing shares of Parent Common Stock, the Surviving Corporation will cause to be issued therefore certificates for an equal number of shares of Subsidiary Common Stock.

    (e) No fractional shares of Subsidiary Common Stock and no certificates or scrip certificates therefor shall be issued.

    (f) All of the shares of Subsidiary Common Stock, when delivered pursuant to the provisions of this Agreement, shall be validly issued, fully paid and nonassessable.

                                   ARTICLE IV

    SECTION 4.1. This Agreement may be executed by the parties hereto in counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one instrument.

    SECTION 4.2. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Parent and Subsidiary at any time prior to the Effective Time.

    SECTION 4.3. This Agreement may be terminated and abandoned by action of the Board of Directors of the Parent or the Subsidiary at any time prior to the Effective Time, whether before or after submission to the shareholders of the Constituent Corporations, by mutual agreement of the parties hereto; provided, however, the principal terms of this Agreement may not be amended without shareholder approval.

    IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Agreement to be executed on its behalf by its respective officers hereunto duly authorized as of the date first above written.

                                          HERITAGE MEDIA CORPORATION
                                          an Iowa corporation

                                          By:

                                          --------------------------------------
                                                David N. Walthall, President

                                          HERITAGE MEDIA CORPORATION
                                          a Delaware corporation

                                          By:

                                          --------------------------------------
                                                David N. Walthall, President

                                   EXHIBIT B
                              DIVISION XIII OF THE
                         IOWA BUSINESS CORPORATION ACT

                                 DIVISION XIII
                               DISSENTERS' RIGHTS
                                     PART A

490.1301 DEFINITIONS FOR DIVISION XIII

    In this division:

        1. "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

        2. "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

        3. "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 490.1302 and who exercises that right when and in the manner required by sections 490.1320 through 490.1328.

        4. "Fair Value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

        5. "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

        6. "Record shareholder" means the person in whose name the shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

        7. "Shareholder" means the record shareholder or the beneficial shareholder.

490.1302 SHAREHOLDERS' RIGHT TO DISSENT

    1. A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

        a. Consummation of a plan of merger to which the corporation is a party if either of the following apply:

           (1) Shareholder  approval  is  required for  the  merger  by  section
       490.1103 of the articles of incorporation and the shareholder is entitled to vote on the merger.

           (2) The corporation is a subsidiary that is merged with its parent under section 490.1104.

        b. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

        c. Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

        d. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it does any or all of the following:

           (1) Alters or abolishes a preferential right of the shares.

           (2) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

           (3) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities.

           (4) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

           (5) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 490.604.

           (6) Extends, for the first time after being governed by this chapter, the period of duration of a corporation organized under chapter 491 or 496A and existing for a period of years on the day preceding the date the corporation is first governed by this chapter.

        e. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

    2. A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter is not entitled to challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

490.1303  DISSENT BY NOMINEES AND BENEFICIAL OWNERS

    1. A record shareholder may assert dissenters' rights as to fewer than all the shares registered in that shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

    2. A beneficial shareholder may assert dissenters' rights as to shares held on the shareholder's behalf only if the shareholder does both of the following:

        a. Submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

        b. Does so with respect to all shares of which the shareholder is the beneficial shareholder or over which that beneficial shareholder has power to direct the vote.

                                     PART B

490.1320  NOTICE OF DISSENTERS' RIGHTS

    1.  If proposed corporate  action creating dissenters' rights under  section
490.1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this part and be accompanied by a copy of this part.

    2. If corporate action creating dissenters' rights under section 490.1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 490.1322.

490.1321  NOTICE OF INTENT OF DEMAND PAYMENT

    1.   If proposed corporate action  creating dissenters' rights under section
490.1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must do all of the the following:

        a. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated.

        b. Not vote the dissenting shareholder's shares in favor of the proposed action.

    2. A shareholder who does not satisfy the requirements of subsection 1, is not entitled to payment for the shareholder's shares under this part.

490.1322  DISSENTERS' NOTICE

    1.   If proposed corporate action  creating dissenters' rights under section
490.1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 490.1321.

    2. The dissenters' notice must be sent no later than ten days after the proposed corporate action is authorized at a shareholders' meeting, or, if the corporate action is taken without a vote of the shareholders, no later than ten days after the corporate action is taken, and must do all of the following:

        a. State where the payment demand must be sent and where and when certificates for certificated shares must be deposited.

        b. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

        c. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date.

        d. Set a date by which the corporation must receive the payment demand, which date shall not be fewer than thirty nor more than sixty days after the date the dissenters' notice is delivered.

        e.  Be accompanied by a copy of this division.

490.1323  DUTY TO DEMAND PAYMENT

    1. A shareholder sent a dissenter's notice described in section 490.1322 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice pursuant to section 490.1322, subsection 2, paragraph "c", and deposit the shareholder's certificates in accordance with the terms of the notice.

    2. The shareholder who demands payment and deposits the shareholder's shares under subsection 1 retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

    3. A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this division.

490.1324  SHARE RESTRICTIONS

    1. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 490.1326.

    2. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

490.1325  PAYMENT

    1. Except as provided in section 490.1327, at the time the proposed corporate action is taken, or upon receipt of a payment demand, whichever occurs later, the corporation shall pay each dissenter who complied with section
490.1323 the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

    2.  The payment must be accompanied by all of the following:

        a. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any.

        b. A statement of the corporation's estimate of the fair value of the shares.

        c.  An explanation of how the interest was calculated.

        d. A statement of the dissenter's right to demand payment under section 490.1328.

        e.  A copy of this division.

490.1326  FAILURE TO TAKE ACTION.

    1. If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    2. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 490.1322 as if the corporate action was taken without a vote of the shareholders and repeat the payment demand procedure.

490.1327  AFTER-ACQUIRED SHARES.

    1. A corporation may elect to withhold payment required by section 490.1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

    2. To the extent the corporation elects to withhold payment under subsection 1, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 490.1328.

490.1328  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

    1. A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under section 490.1325, or reject the corporation's offer under section 490.1327 and demand payment of the fair value of the dissenter's shares and interest due, if any of the following apply:

        a. The dissenter believes that the amount paid under section 490.1325 or offered under section 490.1327 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated.

        b. The corporation fails to make payment under section 490.1325 within sixty days after the date set for demanding payment.

        c. The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

    2. A dissenter waives the dissenter's right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection 1 within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART C

490.1330  COURT ACTION

    1. If a demand for payment under section 490.1328 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

    2. The corporation shall commence the proceeding in the district court of the county where a corporation's principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

    3. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

    4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

    5. Each dissenter made a party to the proceeding is entitled to judgment for either of the following:

        a.  The amount, if any, by which  the court finds the fair value of  the
    dissenter's   shares,  plus  interest,  exceeds   the  amount  paid  by  the
    corporation.

        b.    The  fair  value,  plus  accrued  interest,  of  the   dissenter's
    after-acquired shares for which the corporation elected to withhold payment under section 490.1327.

490.1331  COURT COSTS AND COUNSEL FEES

    1.  The court  in an appraisal proceeding  commenced under section  490.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 490.1328.

    2. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, for either of the following:

        a.  Against the corporation and in favor of any or all dissenters if the
    court  finds  the  corporation  did   not  substantially  comply  with   the
    requirements of sections 490.1320 through 490.1328.

        b. Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

    3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                   EXHIBIT C

                        CERTIFICATE OF INCORPORATION OF
                          HERITAGE MEDIA CORPORATION,
                             A DELAWARE CORPORATION

                          CERTIFICATE OF INCORPORATION
                                       OF
                           HERITAGE MEDIA CORPORATION

                                       I.

    The name of the Corporation is Heritage Media Corporation.

                                      II.

    The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                      III.

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                      IV.

    The total number of shares of capital stock that the Corporation shall have the authority to issue is 100,000,000 shares of Common Stock with a par value of $0.01 per share, and 10,000,000 shares of Preferred Stock, $.01 par value per share.

    As to the Preferred Stock of the Corporation, 800,000 shares shall be designated as "Series A Junior Participating Preferred Stock." The Board of Directors shall have the power to issue any additional shares of Preferred Stock from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter from time to time the voting powers and such designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series, or any of them.

    The Board of Directors is further authorized to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the limitations and restrictions stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

    The relative rights, preferences and limitations of the Series A Junior Participating Preferred Stock are as follows:

    Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock: (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 800,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; PROVIDED, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

    Section 2.  DIVIDENDS AND DISTRIBUTIONS.

        (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common

    Stock of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of November, February, May and August in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $.25 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause
    (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.25 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment date.

        (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless that date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

    Section 3.   VOTING RIGHTS.   The holders  of shares of  Series A  Preferred
Stock shall have the following voting rights:

        (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (B) Except as otherwise provided herein, in any other Articles of Amendment creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

        (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

    Section 4.  CERTAIN RESTRICTIONS.

        (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

           (i) declare or pay dividends, or may any other distributions, on  any
       shares   of  stock  ranking  junior  (either  as  to  dividends  or  upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

           (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any stock of the Corporation ranking junior (either as to the dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

        (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this
    Section 4, purchase or otherwise acquire such shares at such time and in such manner.

    Section 5. REACQUIRED SHARES. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles or in any other Articles of Amendment creating a series of Preferred Stock or any similar stock or as otherwise required by law.

    Section 6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a great or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause
(1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction of the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock there were outstanding immediately prior to such event.

    Section 7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, case and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into a amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    Section 8. NO REDEMPTION. The shares of Series A Preferred Stock shall not be redeemable.

    Section 9. RANK. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

    Section 10. AMENDMENT. The Certificate shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

    Section 11. FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

                                       V.

    The name and mailing address of the incorporator is:

       Bruce H. Hallett
       Crouch & Hallett, L.L.P.
       717 N. Harwood, Suite 1400
       Dallas, Texas 75201.

                                      VI.

    The number of directors of the Corporation shall be fixed in the manner provided in the Bylaws of the Corporation, and until changed in the manner provided in the Bylaws shall be one. The name and mailing address of the person who is to serve as the sole director until the first annual meeting of stockholders or until his successor is elected and qualified is as follows:

         NAME                         ADDRESS
- ----------------------  -----------------------------------
David N. Walthall       One Galleria Tower
                        13355 Noel Road, Suite 1500
                        Dallas, Texas 75240

                                      VII.

    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation shall have the power to adopt, amend or repeal the Bylaws of the Corporation.

                                     VIII.

    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                      IX.

    A director of the Corporation shall not, to the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty to the Corporation or its stockholders.

    Neither any amendment nor repeal of this Article, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article, in respect of any manner occurring, or any action or proceeding accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

                                       X.

    No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent in lieu of a meeting.

                                      XI.

    Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the Corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the Delaware General Corporation Law upon the Corporation, upon its shareholders, bondholders and security holders, and upon its directors, officers and other corporate personnel (the "Indemnitee"), including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the indemnification as the same are conferred under the Delaware General Corporation Law. The Corporation shall, to the fullest extent permitted by the laws of the State of Delaware, including, but not limited to Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons who are serving as officers and directors of the Corporation or who are serving at the request of the Corporation as a director or officer of another Corporation, partnership, joint venture, trust or other enterprise, including service to employee benefit plans (each an "Indemnitee") from and against any and all acts, omissions, neglect, or breach of duty that the Indemnitee may commit, omit or suffer while acting in his capacity as a director, officer or trustee (the "Indemnified Claim"), and the Corporation shall reimburse the Indemnitee for all reasonable expenses, liabilities or other matters referred to or covered by said Section incurred in connection with any Indemnifiable Claim under the Delaware General Corporation Law, based upon any act, omission, neglect, or breach of duty that such Indemnitee may commit while acting as an officer, director or trustee following a determination that final disposition of an Indemnified Claim has occurred, which final determination shall be made by
(i) the Corporation's Board of Directors acting by a majority vote of a quorum consisting of directors who were not parties to the Indemnifiable Claim, (ii) independent legal counsel in a written opinion if such a quorum is not obtainable, or even if obtainable in the event that a quorum of disinterested directors so directs, (iii) action of the stockholders of the Corporation, or
(iv) a court of competent jurisdiction, provided, that the Corporation shall reimburse the Indemnitee for all costs and expenses incurred by the Indemnitee and all such costs and expenses shall be paid by the Corporation in advance of the final disposition thereof unless (i) the Corporation's board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable or event if obtainable, a quorum of disinterested directors directs that independent legal counsel in a written opinion, or (iii) the stockholders of the Corporation determines that (x) the Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Corporation or (y) in the case of any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

    The Indemnitee hereby agrees to repay the Corporation for any costs or expenses advanced to the Indemnitee if it shall ultimately be determined by a court of competent jurisdiction in a final, non-appealable adjudication, that the Indemnitee is not entitled to indemnification under the laws of the State of Delaware. For purposes of this provision, an "Indemnifiable Claim" generally shall not include any claim based upon the indemnitee's gaining any improper personal profit or advantage, any claim which is based upon the Indemnitee's knowingly fraudulent, deliberately dishonest or willful misconduct, or any claim based upon (x) the Indemnitee's acting other than in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and (y), in the case of a criminal action or proceeding, the Indemnitee's having no reasonable cause to believe his or her conduct was unlawful.

    The indemnification provisions contained in the Delaware General Corporation Law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Corporation's By-Laws, agreement, resolution of stockholders or disinterested directors, or otherwise, and shall continue as to a person who has ceased to be a director or officer, both as to action in his official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of such person.

                                      XII.

    Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the combined voting power of all of the then outstanding shares of the Corporation entitled to vote shall be required to alter, amend or repeal Articles IX, X, and XI or any provision thereof.

                                     XIII.

    Section 1. REQUESTS FOR INFORMATION. So long as the Corporation or any of its subsidiaries holds authority from the Federal Communications Commissions ("FCC") (or any successor thereto) to operate any television or radio broadcasting station, if the Corporation has reason to believe that the ownership, or proposed ownership, of shares of capital stock of the Corporation by any stockholder or any person presenting any shares of capital stock of the Corporation for transfer into his name (a "proposed Transferee") may be inconsistent with, or in violation of, any provision of the Federal Communication Laws (as hereinafter defined) such stockholder or Proposed Transferee, upon request of the Corporation, shall furnish promptly to the Corporation such information (including, without limitation, information with respect to citizenship, other ownership interests and affiliations) as the Corporation shall reasonably request to determine whether the ownership of, or the exercise of any rights with respect to, shares of capital stock of the Corporation by such stockholder or Proposed Transferee is inconsistent with, or in violation of, the Federal Communication Laws. For purposes of this Article XI, the term "Federal Communication Laws" shall mean any law of the United States now or hereafter in effect (and any regulation thereunder) pertaining to the ownership of, or the exercise of rights of ownership with respect to, capital stock of corporations holding, directly or indirectly, television or radio broadcasting station authorizations, including, without limitation, the Communications Act of 1934, as amended (the "Communications Act"), and regulations thereunder pertaining to the ownership, or the exercise of the rights of ownership, of capital stock of corporations holding, directly or indirectly, television or radio broadcasting station authorizations, by (i) aliens, as defined in or under the Communications Act, as it may be amended from time to time, (ii) persons and entities having interests in television or radio stations, newspapers, national television networks, telephone companies or cable television systems, or (iii) persons or entities, unilaterally or otherwise, seeking direct or indirect control of the Corporation, as construed under the Communications Act, without having obtained any requisite prior Federal regulatory approval of such control.

    Section 2. DENIAL OF RIGHTS; REFUSAL TO TRANSFER. If any stockholder or Proposed Transferee from whom information is requested should fail to respond to such request pursuant to Section 1 of this Article or the Corporation shall conclude that the ownership of , or the exercise of any rights of ownership with respect to, shares of capital stock of the Corporation by such stockholder or Proposed Transferee, could result in any inconsistency with or violation of the Federal Communication Laws, the Corporation may refuse to permit the transfer of shares of capital stock of the Corporation to such Proposed Transferee or may suspend those rights of stock ownership the exercise of which would result in any inconsistency with, or violation of, the Federal Communication Laws (including the right to vote and the payment of dividends or other distributions), such refusal of transfer or suspension to remain in effect until the requested information has been received or until the Corporation has determined that such transfer, or the exercise of such suspended rights, as the case may be, is permissible under the Communication Laws; and the Corporation may exercise any and all appropriate remedies, at law or in equity, in any court of competent jurisdiction, against any such stockholder or Proposed Transferee, with a view towards obtaining such information or preventing or curing any situation which would cause any inconsistency with or violation of any provision of the Federal Communications Laws.

    The undersigned, being the incorporator named above, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has
hereunto set his hand this     day of May, 1996.

                                          --------------------------------------
                                          Bruce H. Hallett

                                   EXHIBIT D
                                   BY-LAWS OF
                          HERITAGE MEDIA CORPORATION,
                             A DELAWARE CORPORATION

                                   ARTICLE I
                                    OFFICES

    Section  1.   REGISTERED OFFICE.   The registered office  of the Corporation
shall be fixed in the Certificate of Incorporation of the Corporation.

    Section 2. OTHER OFFICES. The Corporation may also have offices at such other place or places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    Section 1. TIME AND PLACE OF MEETINGS. All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

    Section 2. ANNUAL MEETINGS. Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote the number of directors as provided for herein and shall transact such other business as may properly be brought before the meeting. As used herein, "Certificate of Incorporation" shall include any Certificate of Designation of Preferred Stock which may be filed from time to time by the Corporation.

    Section 3. NOTICE OF ANNUAL MEETINGS. Written notice of the annual meeting, stating the place, date, and hour of the meeting, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the date of the meeting.

    Section 4. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time exclusively by the order of the Board of Directors or by the Chairman of the Board or the Chief Executive Officer pursuant to a resolution adopted by a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

    Section 5. NOTICE OF SPECIAL MEETINGS. Written notice of a special meeting, stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the date of the meeting.

    Section 6. QUORUM. Except as otherwise provided by statute or the Certificate of Incorporation, the holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    Section 7. ORGANIZATION. At each meeting of the stockholders, the Chairman of the Board, Chief Executive Officer or the President, determined as provided in Article V of these By-Laws, or if those officers shall be absent therefrom, another officer of the Corporation chosen as chairman present in person or by proxy and entitled to vote thereat, or if all the officers of the Corporation shall be absent therefrom, a stockholder holding of record shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside thereat. The Secretary, or if he shall be absent from such meeting or shall be required pursuant to the provisions of this Section 7 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

    Section 8. VOTING. Except as otherwise provided in the Certificate of Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5 of Article VII of these By-Laws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by a stockholder may be given at any meeting of the stockholders by the stockholder entitled thereto, in person or by one or more agents authorized by written proxy signed by the person and filed with the secretary of the Corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise). No proxy shall be voted or acted upon after three years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders all matters, except where other provision is made by law, the Certificate of Incorporation, or these By-Laws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

    Section 9. LIST OF STOCKHOLDERS. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before said meeting, either at a place within the city where said meeting is to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

    Section 10. INSPECTORS OF VOTES. At each meeting of the stockholders, the chairman of such meeting may appoint two Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

    Section 11. ACTIONS WITHOUT A MEETING PROHIBITED. Any action required or permitted to be taken by the stockholders of the Corporation must be taken at an annual or special meeting of the stockholders of the Corporation and may not be taken by any consent in writing, unless otherwise provided by the Certificate of Incorporation.

                                  ARTICLE III
                               BOARD OF DIRECTORS

    Section 1. POWERS. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation, or these By-Laws directed or required to be exercised or done by the stockholders.

    Section 2. NUMBER, QUALIFICATION, AND TERM OF OFFICE. The number of directors which shall constitute the whole Board of Directors shall not be less than one (1) or more than fifteen (15). Within the limits above specified, the number of directors which shall constitute the whole Board of Directors shall be determined from time to time exclusively by the Board of Directors pursuant to a resolution adopted by at least a majority of the directors. Unless otherwise fixed by resolution of the Board of Directors, the number of directors shall be the number stated in the Certificate of Incorporation. The number of directors to be elected at the annual meeting of the stockholders and the term of office of each director so elected shall be as provided in the Certificate of Incorporation of the Corporation. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders.

    Section 3. RESIGNATIONS. Any director may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    Section 4. REMOVAL OF DIRECTORS. Any director may be removed, either with or without cause, at any time, by the affirmative vote of a majority in voting interest of the stockholders of record of the Corporation entitled to vote, given at an annual meeting or at a special meeting of the stockholders called for that purpose. The vacancy in the Board of Directors caused by any such removal shall be filled by the stockholders at such meeting or, if not so filled, by the Board of Directors as provided in Section 5 of this Article III and as provided in the Certificate of Incorporation of the Corporation.

    Section 5. VACANCIES. Subject to the rights of the holders of any series of Preferred Stock and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies of the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified. No decrease in the numbers of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

                       MEETINGS OF THE BOARD OF DIRECTORS

    Section 6. PLACE OF MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

    Section 7. ANNUAL MEETINGS. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

    Section 8. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

    Section 9. SPECIAL MEETINGS; NOTICE. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or the Secretary on 24 hours' notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless, or other form of recorded communication; special meetings shall be called by the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary in like manner and on like notice on the written request of two directors. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, telex, cable, wireless, or other form of recorded communication, or if he shall be present at such meeting.

    Section 10. QUORUM AND MANNER OF ACTING. At all meetings of the Board of Directors, a majority of the directors at the time in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

    Section 11. REMUNERATION. The Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, either as his annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for his attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by him on account of his attendance at any meeting. Nothing in this Section 11 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                            COMMITTEES OF DIRECTORS

    Section 12. EXECUTIVE COMMITTEE; HOW CONSTITUTED AND POWERS. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these By-Laws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee of directors or to elect or approve officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of common stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

    Section 13. ORGANIZATION. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

    Section 14. MEETINGS. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless, or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him in writing or by telegraph, telex, cable, wireless, or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article III, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

    Section 15. QUORUM AND MANNER OF ACTING. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

    Section 16. OTHER COMMITTEES. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these By-Laws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee or in their respective membership, to appoint or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect to the common stock of the Corporation pursuant to and in accordance with any plan approved by the Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time.

    Section 17. ALTERNATE MEMBERS OF COMMITTEES. The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed,

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the  member or members thereof present at  any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

    Section 18.   MINUTES  OF COMMITTEES.   Each  committee shall  keep  regular
minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

                                    GENERAL

    Section 19. ACTIONS WITHOUT A MEETING. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

    Section 20. PRESENCE AT MEETINGS BY MEANS OF COMMUNICATIONS EQUIPMENT. Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting conducted pursuant to this Section 20 shall constitute presence in person at such meeting.

                                   ARTICLE IV
                                    NOTICES

    Section 1. TYPE OF NOTICE. Whenever, under the provisions of any applicable statute, the Certificate of Incorporation, or these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, in person or by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article III hereof and shall be deemed to be given at the time when first transmitted by the method of communication so permitted.

    Section 2. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of any applicable statute, the Certificate of Incorporation, or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or stockholder by mail, telegraph, telex, cable, wireless, or other form of recorded communication may constitute such a waiver.

                                   ARTICLE V
                                    OFFICERS

    Section 1. ELECTED AND APPOINTED OFFICERS. The elected officers of the Corporation shall be a President, one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary, and a Treasurer, and, if the Board of Directors so elects, a Chairman of the Board (who shall be a director) and a Controller. The Board of Directors or the Executive Committee of the Board of Directors by resolution also may appoint one or more Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries, Assistant Controllers, and such other officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation.

    Section 2. TIME OF ELECTION OR APPOINTMENT. The Board of Directors at its annual meeting shall elect or appoint, as the case may be, the officers to fill the positions designated in or pursuant to Section 1 of this Article V. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time.

    Section 3.   SALARIES  OF ELECTED  OFFICERS.   The salaries  of all  elected
officers of the Corporation shall be fixed by the Board of Directors.

    Section 4. TERM. Each officer of the Corporation shall hold his office until his successor is duly elected or appointed and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors or the Executive Committee may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled by the Board of Directors or the appropriate committee thereof.

    Section 5. DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board, if one be elected, shall preside at all meetings of the Board of Directors and perform such other duties as may be prescribed from time to time by the Board of Directors, or by the ByLaws. Unless otherwise determined by the Board of Directors, he shall preside at all meetings of the stockholders, directors and the Executive Committee meetings, if any. He may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. He shall have the general powers and duties of management usually vested in the office of chairman of the board of a corporation and in general shall perform all such other duties incident to the office of Chairman of the Board and such other duties as may from time to time be prescribed by the Board of Directors of these By-Laws.

    Section 6. DUTIES OF THE PRESIDENT. The President shall be the chief executive officer of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation. Unless otherwise determined by the Board of Directors, he shall preside, in the absence of the Chairman, at all meetings of the stockholders, directors and the Executive Committee meetings, if any. He may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors of by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. He shall have the general powers and duties of management usually vested in the office of president of a Corporation and in general shall perform all such other duties incident to the office of President and such other duties as may from time to time be prescribed by the Board of Directors or these Bylaws.

    Section 7. DUTIES OF VICE PRESIDENTS. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

    Section 8. DUTIES OF ASSISTANT VICE PRESIDENTS. In the absence of a Vice President or in the event of his inability or refusal to act, the Assistant Vice President (or in the event there shall be more than one, the Assistant Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Vice President under whose supervision he is appointed may from time to time prescribe.

    Section 9.    DUTIES OF  THE  SECRETARY.   The  Secretary shall  attend  all
meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall keep and account for all books, documents, papers, and records of the Corporation, except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

    Section 10. DUTIES OF ASSISTANT SECRETARIES. In the absence of the Secretary or in the event of his inability or refusal to act, the Assistant Secretary (or, if there shall be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Secretary may from time to time prescribe.

    Section 11. DUTIES OF THE TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation. The Treasurer shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

    Section 12. DUTIES OF ASSISTANT TREASURERS. The Assistant Treasurer or Assistant Treasurers shall assist the Treasurer, and in the absence of the Treasurer or in the event of his inability or refusal to act, the Assistant Treasurer (or in the event there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Treasurer may from time to time prescribe.

    Section 13. DUTIES OF THE CONTROLLER. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other

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
accounting personnel of the Corporation. He shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

    Section 14. DUTIES OF ASSISTANT CONTROLLERS. The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President, or the Controller may from time to time prescribe.

                                   ARTICLE VI
                                INDEMNIFICATION

    Section 1. ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or contemplated action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, including service to employee benefit plans (all of such persons being hereafter referred to in this Article as a "Corporate Functionary"), against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding; provided, however, a Corporate Functionary shall not be indemnified for any claim based upon the Corporate Functionary's gaining any improper personal profit or advantage, any claim which is based upon the Corporate Functionary's knowingly fraudulent, deliberately dishonest or willful misconduct, or any claim based upon (x) the Corporate Functionary's acting other than in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and (y), in the case of a criminal action or proceeding, the Corporate Functionary's having no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

    Section 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or contemplated action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Corporate Functionary against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    Section 3. DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 1 or 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Corporate Functionary is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

    Section 4. RIGHT TO INDEMNIFICATION. Notwithstanding the other provisions of this Article VI, to the extent that a Corporate Functionary has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 or 2 of this Article VI (including the dismissal of a proceeding without prejudice or the settlement of a proceeding without admission of liability), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    Section 5. PREPAID EXPENSES. Expenses incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Corporate Functionary to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article VI.

    Section 6. RIGHT TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification under Sections 2, 3 and 4, or any advance under Section 5, of this Article VI shall be made promptly upon, and in any event within 60 days after, the written request of the Corporate Functionary, unless with respect to applications under Sections 2, 3 or 5 of this Article VI, a determination is reasonably and promptly made by the Board of Directors by majority vote of a quorum consisting of disinterested directors that such Corporate Functionary acted in a manner set forth in such Sections as to justify the Corporation in not indemnifying or making an advance of expenses to the Corporate Functionary. If no quorum of disinterested directors is obtainable, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Corporate Functionary acted in a manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance of expenses to the Corporate Functionary. The right to indemnification or advance of expenses granted by this Article VI shall be enforceable by the Corporate Functionary in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies his claim, in whole or in part, or if no disposition of such claim is made within 60 days. The expenses of the Corporate Functionary incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

    Section 7. INDEMNIFICATION OF OTHERS. The Corporation may indemnify, to the maximum extent and in the manner permitted by applicable law as the same now exists or may hereafter be amended, any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the Corporation. For purposes of this Section 7, an "employee" or "agent" of the Corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    Section 8. OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses or provided by or granted pursuant to this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification and advancement of expenses or may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Corporate Functionary and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any repeal or modification of these by-laws or relevant provisions of the Delaware General Corporation Law and other applicable law, if any, shall not affect any then existing rights of a Corporate Functionary to indemnification or advancement of expenses.

    Section 9. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partner-ship, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

    Section 10. MERGERS. For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

    Section 11. SAVINGS PROVISION. If this Article VI or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each Corporate Functionary as to expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal, or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated.

                                  ARTICLE VII
                        CERTIFICATES REPRESENTING STOCK

    Section 1. RIGHT TO CERTIFICATE. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board, the President, or a Vice President and by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights.

    Section 2. FACSIMILE SIGNATURES. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

    Section 3. NEW CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate.

    Section 4. TRANSFERS. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

    Section 5. RECORD DATE. The Board of Directors may fix in advance a date, not preceding the date on which the resolution fixing the record date is adopted, and

        (i) not more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof,

        (ii) not more than 10 days after the date on which the resolution fixing the record date is adopted, as a record date in connection with obtaining a consent of the stockholders in writing to corporate action without a meeting, or

       (iii) not more than 60 days before the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or the date on which any other lawful action shall be taken, as the record date for determining the stockholders entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or other lawful action of the corporation, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof (provided, however, that the Board of Directors may fix a new record date for an adjourned meeting), or to give such consent, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

    Section 6. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not provided by the laws of the State of Delaware.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

    Section 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

    Section 2. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

    Section 3. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

    Section 4. CHECKS. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

    Section  5.   FISCAL  YEAR.   The fiscal  year of  the Corporation  shall be
determined by the Board of Directors.

    Section 6. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, or otherwise.

                                   ARTICLE IX
                                   AMENDMENTS

    These By-Laws may be altered, amended, or repealed or new By-Laws may be adopted by the Board of Directors in accordance with the Certificate of Incorporation and any other requirement specified in these By-Laws.

                                 CERTIFICATION

    I, Wayne Kern, Secretary of the Corporation, hereby certify that the foregoing is a true, accurate and complete copy of the Bylaws of Heritage Media
Corporation adopted by its Board of Directors as of May   , 1996.

                                          --------------------------------------
                                          Wayne Kern, Secretary

                                   EXHIBIT E

                             1987 STOCK OPTION PLAN

                               STOCK OPTION PLAN
                                       OF
                           HERITAGE MEDIA CORPORATION

    WHEREAS, the Board of Directors of the Corporation deems it in the best interests of the Corporation that certain key employees and officers of the Corporation and its subsidiaries be given an opportunity to acquire a stake in the operation and growth of the Corporation, as a means of assuring their maximum effort and continued association with the Corporation; and

    WHEREAS, the Board believes that the Corporation can best obtain these and other benefits by granting stock options to key employees, officers and directors designated from time to time, pursuant to this Plan;

    NOW, THEREFORE, the Board does hereby adopt this STOCK OPTION PLAN, subject to approval, within twelve (12) months of the date of adoption, by at least a majority of the Common Shares voting at a shareholder's meeting, and subject to any necessary authorizations from any governmental authority.

1.  DEFINITIONS

    Wherever used herein, the following terms shall have the following meanings, respectively:

    (a) "Plan" shall mean this 1987 Stock Option Plan, as amended.

    (b) "Corporation" shall mean Heritage Media Corporation, or any successor thereof.

    (c) "Parent" shall mean any Parent of the Corporation.

    (d) "Subsidiary" shall mean any Subsidiary of the Corporation.

    (e) "Board" shall mean the Board of Directors of the Corporation.

    (f) "Optionee" or "Participant" shall mean any individual designated by the Board on recommendation by any committee under Paragraph 4 hereof to be Optionees under the Plan.

    (g) "Transferee" means a person who has succeeded to the rights of an Optionee under the Option as provided in Paragraphs 5(b) and 7(c) hereof.

    (h) "Committee" shall mean any Stock Option Committee appointed by the Board to administer the Plan.

    (i) "Eligible Individuals" shall mean any employee, officer or director of the Corporation or any Parent or Subsidiary, and shall constitute the class eligible to receive options under the Plan.

2.  AUTHORITY TO GRANT OPTIONS

    Under this Plan, the Corporation may, from time to time, but in no event after ten (10) years from the earlier date of the adoption or approval of the Plan, grant to Eligible Individuals as herein provided, an option or options to purchase from the Corporation specified amounts of the authorized and unissued $.01 par value Class A Common Stock of the Corporation, but not to exceed in the aggregate 1,500,000 Class A shares, subject to adjustment as provided in Paragraph 8 below. Shares covered by options which lapse or otherwise are not exercised may be the subject of additional options granted under the Plan. The Corporation shall at all times while this Plan is in force reserve as authorized but unissued stock such number of shares of said Class A Common Stock as will be sufficient to satisfy the requirements of this Plan with respect to stock subject to being optioned as well as stock subject to options granted but not exercised.

3.  ADMINISTRATION OF PLAN

    (a) The Plan may be administered by a Stock Option Committee of such number, not less than three (3), as may be determined from time to time by the Board. The Board may also exercise all the powers of the Stock Option Committee. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

    (b) The Committee shall be appointed by the Board, and subject to removal by the Board with or without cause. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall establish its own rules (not inconsistent with the provisions hereof), for its meetings and the performance of its responsibilities, but it shall select any of its members as Chairman and one as Secretary, and shall keep written minutes of its meetings and actions, a copy of which shall be furnished to the Board not later than the time of the first meeting of the Board subsequent to each such action by the Committee. Meetings shall be held at such times and places as the Committee may determine. A majority of the Committee shall constitute a quorum for the transaction of business. The Committee shall act by majority vote of the quorum present, or by written consent of a majority of its members.

    (c) Options may be recommended for directors who are also members of the Committee, provided that such recommendations shall be approved by a majority of the quorum present exclusive of the member-director for whom the recommendation is being considered.

    (d) Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to make, promulgate, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for its administration, and for the accomplishment of the purposes of the Plan. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive, unless otherwise determined by the Board.

4.  GRANT OF OPTIONS

    (a) The Committee shall, from time to time, but in any event not later than ten (10) years from the date the Plan is adopted by the Board subject to approval by the shareholders, to wit, but not later than September 1, 1997, recommend to the Board those Eligible Individuals whom the Committee determines should be granted options under the Plan, and the number of shares to be optioned under each grant. Such Eligible Individuals may be persons previously recommended to receive options under the Plan, or may be persons not previously so recommended.

    (b) From time to time after such recommendations by the Committee (but in any event not later than the date specified in Paragraph (a) last above), the Board may select from among those persons recommended by the Committee the persons who will be granted options under the Plan, and shall determine the number of shares to be so optioned (not to exceed the number of shares specified by the Committee for each such person, respectively), and shall determine the option price at which the shares are to be so offered to the Eligible Individuals selected, provided that the option price shall not be less than the market price of the Corporation's stock at the time the option is granted.

5.  OPTION AGREEMENT

    No option granted hereunder shall be effective for any purpose unless and until the Optionee has executed a written agreement (the Stock Option Agreement), with the Corporation with respect to the terms of the option and its exercise. Such agreement shall be in form and content determined by the Committee and Board to be necessary in order that the option and its exercise will be pursuant and subject to this Plan. In this regard, but without limitation thereto, the Stock Option Agreement shall in its terms include the following provisions, which are hereby made a part of the Plan:

    (a) The option is not exercisable after the expiration of ten (10) years from the date the option is granted; and

    (b) The option is non-transferable by the Optionee otherwise than by will or the laws of descent and/or distribution, and is exercisable, during his lifetime, by him only.

6.  EXERCISE OF OPTION

    (a) The Optionee shall have remained in the continuous employ or in the capacity of director of the Corporation or a Parent or Subsidiary for two (2) years from and after the date on which the option is granted, or such other and greater period as may be fixed by the Board before he can exercise any part of the option. Additionally, the Optionee will be exercised only if the Series A Common Stock, to be acquired pursuant to the exercise of the option, (1) has been appropriately registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and appropriately registered with the necessary state securities authorities pursuant to the applicable state "blue sky" laws, or (2) in the legal opinion of counsel for the Corporation, does not require registration under the applicable federal and state statutes.

    (b) After  the Optionee  has remained  in the  continuous employ  or in  the capacity of director of the Corporation for two (2) years, and other requirements for the exercise of the option have been met, the option may be exercised as to all of the shares subject to the option. No option agreement entered into by the Corporation shall be considered to impose upon the Corporation or Parent or Subsidiary any obligation to retain the Optionee in its employment or in the capacity of director for two (2) years or any other period of time.

    (c) The Stock Option Committee shall, subject to other provisions of this Plan, fix the manner of exercising the option, in whole or in part. The option shall be exercised by means of written notice executed by the Optionee or Transferee and delivered to the Company stating the number of shares to be purchased. Said notice shall be accompanied by payment in cash, or by certified or cashier's check payable to the order of the Corporation, of the full purchase price, in United States dollars; provided, however, that in lieu of cash an Optionee may exercise his option by tendering to the Corporation, such shares of the Series A Common Stock of the Corporation, owned by him, having a fair market value equal to the cash exercise price applicable to his option, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Committee or as may be required in order to comply with or conform to the requirements of any applicable or relevant laws or regulations, or any combination of cash payments and stock tenders as may be acceptable to the Committee. No shares shall be issued to any Optionee or Transferee until full payment therefor has been made; nor shall any Optionee or Transferee have any of the rights of a stockholder of the Corporation under any such Option until the actual issuance thereunder of shares to the person or person entitled thereto.

    (d) The notice of exercise of the option shall also be accompanied by a representation and agreement in writing, signed by the person entitled to exercise the option and/or receive the shares, stating (1) that the shares being acquired are being acquired in good faith for investment, and not for sale or distribution, and shall not be pledged or hypothecated, nor sold or transferred, in the absence of an effective registration statement for the shares under the Securities Act of 1933, and/or an effective registration statement for the shares as required by state "blue sky" laws, or an opinion of counsel of the Company that registration is not required under said Act and "blue sky" laws, and (2) that the Company may attach to or imprint the shares a legend to that effect.

    (e) Options may be exercised in whole or in part, however, no option shall be exercised for less than 100 shares unless such exercise shall be for the full number of shares then purchasable under the option.

7.  EMPLOYMENT RELATIONSHIP

    (a) Except as provided in Paragraphs (b) and (c) below, and subject to the provisions of Paragraph 8 below, options may be exercised only while the Optionee is an employee or director of (1) the Corporation or a Parent or Subsidiary, or (2) a corporation (or a parent or subsidiary of such corporation) issuing or assuming a stock option in a transaction pursuant to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, and has been such an employee or director at all times during the period commencing with the date of granting the option and ending on the date of the exercise of the option. Nothing contained in the Plan or any option granted pursuant to the Plan, however, shall confer upon employee, director or Optionee any right with respect to continuation of employment or position of director by the Corporation or a Parent or Subsidiary, or any other employer, nor modify or interfere in any way with the right of the Corporation or of such Parent or Subsidiary or other employer to terminate his employment or position of director at any time.

    (b) In the event that an Optionee shall cease to be an employee or director of the Corporation or Parent or Subsidiary, such Optionee shall have the right, to exercise the option at any time within three (3) months after such termination of employment or position of director or if the Optionee is disabled the Optionee may exercise the option within twelve (12) months after termination of employment (but not after the expiration of ten (10) years from the date the option is granted, and only to the extent the Optionee could have exercised such option on the date he ceased to be an employee.

    (c) If the Optionee shall die while an employee or director of the Corporation or a Parent or Subsidiary and shall not have fully exercised the option, an option may be exercised, subject to the condition of ten (10) years from the date it is granted, to the extent that the Optionee's right to exercise such option has accrued pursuant to Paragraph 6 of the Plan at the time of his death and had not previously been exercised, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the option directly from the Optionee by bequest or inheritance.

8.  TRANSFERS AND CAPITAL CHANGES BY CORPORATION

    (a) The adoption and approval of this Plan, and the grant of an option pursuant to the Plan, shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, or reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. Except as in this Paragraph 8 otherwise provided, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Capital Stock subject to the option. No provision in this Paragraph 8 shall be deemed to authorize an extension of the period for the exercise of an option beyond the period of ten
(10) years as provided in Paragraph 5(a) hereof.

    (b) Subject to any required action by the stockholders, the number of shares of Capital Stock covered by each outstanding option, and the price per share thereof in each option granted under the Plan shall be proportionately adjusted (but without providing an option for any fractional share) for any increase or decrease in the number of issued shares of Capital Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Series A Common Stock) or any other increase or decrease in the number of such shares effected without receipt or consideration by the Corporation.

    (c) Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Series A Common Stock subject to the option would have been entitled.

    (d) A dissolution or liquidation of the Corporation or a merger or consolidation in which the corporation is not the surviving corporation, shall cause all options granted hereunder to terminate, subject to the right of the Board of Directors of the Corporation to accelerate the time within which the option may be exercised, and except to the extent that another corporation may, and does, assume and continue the option or substitute its own options.

    (e) In the event of a change in the Series A Common Stock of the corporation as presently constituted, which is limited to a change of all of its authorized share with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Series A Common Stock within the meaning of the Plan.

9.  TAX CONSEQUENCES

    The options which Optionee receives to this Plan are considered non-statutory stock options for tax purposes. The term "non-statutory" merely indicates that the particular option plan does not meet the requirements of a qualified (statutory) stock option plan. Options received under this non-statutory stock option plan will be taxable as compensation when the option is exercised since the options themselves will not have a readily ascertainable market value when granted. The amount taxable at the time of exercise will be the difference between the option price and the fair market value of the stock on the date that the option is exercised. The amount, as determined in the preceding sentence, will be taxed as compensation income at the ordinary tax rates. When the Optionee later sells the stock, any further appreciation in value between the date of exercise and the date of sale will be taxed at capital gains rates.

10.  AMENDMENT AND DISCONTINUANCE

    The Board may, insofar as permitted by law, change, alter, suspend, or discontinue this Plan, and accept the surrender of outstanding and unexercised options under the Plan; the Board may, without the consent of the option holders, modify the terms of outstanding and unexercised options and may cancel such options, if such modification or cancellation is deemed necessary by the Board in connection with any future financing arrangements on behalf of the Corporation; with the exception of the provisions found elsewhere in the paragraph, no action may be taken or permitted which will alter or impair the terms and conditions of any Stock Option Agreement under the Plan without the written consent of the holders of outstanding and unexercised options.

                                   EXHIBIT F
                             1996 STOCK OPTION PLAN

                             1996 STOCK OPTION PLAN
                                       OF
                           HERITAGE MEDIA CORPORATION

    WHEREAS, the Board of Directors of the Corporation deems it in the best interests of the Corporation that certain key employees, officers and directors of the Corporation and its subsidiaries be given an opportunity to acquire a stake in the operation and growth of the Corporation, as a means of assuring their maximum effort and continued association with the Corporation; and

    WHEREAS, the Board believes that the Corporation can best obtain these and other benefits by granting stock options to key employees, officers and directors designated from time to time pursuant to this Plan; and

    WHEREAS, this Plan is intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3"), and this Plan shall be construed, interpreted and administered to so comply;

    NOW, THEREFORE, the Board does hereby adopt this 1996 STOCK OPTION PLAN, subject to approval, within 12 months of the date of adoption, by at least a majority of the shares of the Corporation's capital stock entitled to vote thereon at a shareholders' meeting.

1.  DEFINITIONS.

    Wherever used herein, the following terms shall have the following meanings, respectively:

    (a) "Committee" means the Compensation Committee or other committee appointed by the Board, which shall consist of two or more directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c) under the Exchange Act, or any successor provision.

    (b) "Board" shall mean the Board of Directors of the Corporation.

    (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (d) "Corporation" shall mean Heritage Media Corporation, or any successor thereof.

    (e) "Eligible Individuals" shall mean any employee, officer or director of the Corporation or any Parent or Subsidiary as provided in Paragraph 4(a) of this Plan.

    (f) "Fair Market Value" means, with respect to the Common Stock and at any date, (i) the reported closing price of such stock on the American Stock Exchange, New York Stock Exchange or other established stock exchange or the Nasdaq National Market System on such date, or if no sale of such stock shall have been made on such an exchange or the Nasdaq National Market System on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on such an exchange or quoted on the Nasdaq National Market System, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") on such date, or (iii) if such stock is not then listed on such an exchange or quoted on Nasdaq or the Nasdaq National Market System, an amount determined in good faith by the Committee in its sole discretion.

    (g) "Non-Employee Director" means a director of the Corporation who is not an employee of the Corporation or any Parent or Subsidiary of the Corporation.

    (h) "Optionee" or "Participant" shall mean any individual designated by the Committee to be Optionees under this Plan.

    (i) "Parent" shall mean any Parent of the Corporation.

    (j)  "Plan" shall mean this 1996 Stock Option Plan, as amended.

    (k) "Section 16 Participant" means a Participant subject to Section 16 of the Exchange Act.

    (l) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code or any other entity, including partnerships, that are owned by the Corporation or any Parent or Subsidiary.

    (m) "Transferee" means a person who has succeeded to the rights of an Optionee under the Option as provided in Paragraphs 5(b) and 7(b) hereof.

2.  AUTHORITY TO GRANT OPTIONS.

    Under this Plan, the Corporation may, from time to time, but in no event after ten (10) years from the earlier date of the adoption or approval of this Plan, grant to Eligible Individuals as herein provided, an Option or Options to purchase from the Corporation specified amounts of the authorized and unissued, $.01 par value, of its Common Stock of the Corporation, but not to exceed in the aggregate 1,500,000 shares of Common Stock, subject to adjustment as provided in Paragraph 8 below. Shares covered by Options which lapse or otherwise are not exercised may be the subject of additional Options granted under this Plan.

3.  ADMINISTRATION OF PLAN.

    (a) This Plan shall be administered by the Committee. Among other things, the Committee shall have authority, subject to the terms of this Plan (including provisions governing participation of Non-Employee Directors), to grant awards under this Plan and to determine the individuals to whom and the time or times at which awards may be granted, the type(s) of award(s) to be granted to such individuals pursuant to this Plan and the terms and conditions of such awards; provided, however, that the maximum number of shares which may be subject to all Options awarded to a Participant during any calendar year may not exceed 200,000 (subject to adjustment pursuant to Paragraph 8 hereof). All administrative powers may be delegated by the Committee, except where (i) such powers with respect to the selection of and determination of awards for Section 16
       Participants are required to be exercised by the Committee in order to enable this Plan to qualify for the exemption provided by Rule 16b-3 or
       (ii) such delegation would cause the benefits under this Plan to "covered employees" within the meaning of Section 162(m) of the Code to not qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder.

    (b) Subject to the provisions contained herein, the Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of this Plan as it shall from time to time consider advisable, to interpret the provisions of this Plan and any Option Agreement (as hereinafter defined), and to decide all disputes arising in connection with this Plan. The Committee's decisions and interpretations shall be final and binding. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

    (c) The Corporation shall indemnify and hold harmless each director of the Corporation and each Committee member for any action or determination made in good faith with respect to this Plan or any Option Agreement.

4.  GRANT OF OPTIONS.

    (a) The following individuals shall be eligible to receive awards pursuant to this Plan as follows:

        (i) Any employee (including any officer or director who is an employee) of the Corporation or any Parent or Subsidiary of the Corporation shall be eligible to receive Options under this Plan.

        (ii) Any Non-Employee Director of the Corporation shall be eligible to receive Options as set forth in Paragraph 10 hereof.

    (b) Subject to the provisions of this Plan, the Committee may award Options and determine the number of shares to be covered by each Option, the Option price therefor, the term of the Option, and the other conditions and limitations applicable to the exercise of the Option. The terms of each Option need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by this Plan or a particular Option Agreement, any determination with respect to an Option may be made by the Committee at the time of award or at any time thereafter.

5.  OPTION AGREEMENT.

    No Option granted hereunder shall be effective for any purpose unless and until the Optionee has executed a written agreement (the "Option Agreement"), with the Corporation with respect to the terms of the Option and its exercise. Such agreement shall be in form and content determined by the Committee to be necessary in order that the Option and its exercise will be pursuant and subject to this Plan and applicable regulatory laws or accounting principles. In this regard, but without limitation thereto, the Option Agreement shall in its terms include the following provisions, which are hereby made a part of this Plan:

    (a) The Option is not exercisable after the expiration of ten years from the date the Option is granted; and

    (b) The Option is non-transferable by the Optionee otherwise than by will or the laws of descent and/or distribution, and is exercisable, during his lifetime, by him only.

6.  EXERCISE OF OPTION.

    (a) Subject to the provisions of Paragraph 11 hereof, the Optionee shall have remained in the continuous employ of the Corporation or a Parent or Subsidiary for two years from and after the date on which the Option is granted, or such other and greater period as may be fixed by the Committee, before he can exercise any part of the Option.

    (b) Subject to the provisions of Paragraph 11 hereof, after the Optionee has remained in the continuous employ of the Corporation for two years, and other requirements for the exercise of the Option have been met, the Option may be exercised as to all of the shares subject to the Option. No Option Agreement entered into by the Corporation shall be considered to impose upon the Corporation or Parent or Subsidiary any obligation to retain the Optionee in its employment for two years or any other period of time.

    (c) The Committee shall, subject to other provisions of this Plan, fix the manner of exercising the Option, in whole or in part. The Option shall be exercised by means of written notice executed by the Optionee and delivered to the Corporation stating the number of shares to be purchased. Said notice shall be accompanied by payment in cash, or by certified or cashier's check payable to the order of the Corporation, of the full purchase price, in United States dollars; provided, however, that in lieu of cash an Optionee may exercise his Option by tendering to the Corporation such shares of the Common Stock of the Corporation owned by him having a fair market value equal to the cash exercise price applicable to his Option, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Committee or as may be required in order to comply with or conform to the requirements of any applicable or relevant laws or regulations, or any combination of cash payments and stock tenders as may be acceptable to the Committee. No shares shall be issued to any Optionee until full payment therefor has been made.

    (d) Options may be exercised in whole or in part, however, no Option shall be exercised for less than 100 shares unless such exercise shall be for the full number of shares then purchasable under the Option.

7.  EMPLOYMENT RELATIONSHIP.

    (a) In the event that an Optionee shall cease to be an employee of the Corporation or Parent or Subsidiary, such Optionee shall have the right to exercise the Option at any time within three months after such termination of employment or if the Optionee is disabled the Optionee may exercise the Option within twelve months after termination of employment (but not after the expiration of ten years from the date the Option is granted, and only to the extent the Optionee could have exercised such Option on the date he ceased to be an employee).

    (b) If the Optionee shall die while an employee of the Corporation or a Parent or Subsidiary and shall not have fully exercised the Option, an Option may be exercised, subject to the condition of ten years from the date it is granted, to the extent that the Optionee's right to exercise such Option has accrued pursuant to Paragraph 6 of this Plan at the time of his death and had not previously been exercised, at any time within twelve months after the Optionee's death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

8.  TRANSFERS AND CAPITAL CHANGES BY CORPORATION.

    (a) The adoption and approval of this Plan, and the grant of an Option pursuant to this Plan, shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, or reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. Except as in this Paragraph 8 otherwise provided, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Capital Stock subject to the Option. No provision in this Paragraph 8 shall be deemed to authorize an extension of the period for the exercise of an Option beyond the period of ten years as provided in Paragraph 5(a) hereof.

    (b) Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled.

    (c) In the event of a stock dividend, stock split or combination of shares of Common Stock, recapitalization or other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation, appropriate and proportionate adjustment shall be made in (i) the number and kind of shares of stock in respect of which Options may be awarded under this Plan, (ii) the number and kind of shares of stock or other property subject to outstanding Options, and (iii) the award, exercise or conversion price with respect to any of the foregoing.

9.  TAX CONSEQUENCES.

    The Options which Optionee receives to this Plan are considered non-statutory stock options for tax purposes. The term "non-statutory" merely indicates that the particular option plan does not meet the requirements of a qualified (statutory) stock option plan. Under the tax laws in effect as of the date of this Plan, options received under this non-statutory option plan will be taxable as compensation when the Option is exercised. The amount taxable at the time of exercise will be the difference between the option price and the fair market value of the stock on the date that the Option is exercised. The amount, as determined in the preceding sentence, will be taxed as compensation income at the ordinary tax rates. When the Optionee later sells the stock, any further appreciation in value between the date of exercise and the date of sale will be taxed at capital gains rates, provided the requisite holding period is met.

10.  NONDISCRETIONARY AWARDS TO NON-EMPLOYEE DIRECTORS.

    (a) Notwithstanding any other provision of this Plan, Non-Employee Directors shall participate in this Plan only to the extent set forth in this Paragraph 10. The provisions of this Plan applicable to awards granted or to be granted to Non-Employee Directors are intended to comply with the provisions of Rule 16b-3(c)(2)(ii) under the Exchange Act, or any successor provision, and such provisions shall be construed, interpreted and administered to so comply. The Committee shall have no authority to take any action, and shall not take any action, if the authority to take such action, or the taking of such action, would result in noncompliance with such provisions.

        (i) On the second Friday in December of each year commencing December 13, 1996, each Non-Employee Director shall receive a grant of an Option to purchase 2,000 shares of Common Stock. Options granted to Non-Employee Directors shall first become exercisable two years after the date of grant, subject to the provisions of Paragraph 11 hereof. To the extent Rule 16b-3 is amended so that the Options may be awarded to Non-Employees Directors at dates to be determined by the Committee, then the Committee is authorized to select in its discretion the date for grants of Options to the Non-Employee Directors.

        (ii) The term of each Option granted to a Non-Employee Director shall be ten years from its date of grant.

        (iii) The option price of the shares of Common Stock subject to each Option granted to a Non-Employee Director shall be the Fair Market Value of such shares on the date the Option is granted.

    (b) If a Non-Employee Director ceases to be a director of the Corporation, such Non-Employee Director's Options shall be exercisable by him only during the six months following the date such person ceases to be a director, except that if a Non-Employee Director dies while serving as a director, such Non-Employee Director's Options shall be exercisable by his or her executor or administrator or, if not so exercised, by the legatees or the distributees of his or her estate, only during the six months following his or her death.

11.  ACCELERATION OF EXERCISABILITY AND VESTING UNDER CERTAIN CIRCUMSTANCES

    Notwithstanding any provision in this Plan to the contrary, with regard to any Option awarded to any Participant, unless the particular Option provides otherwise, the Option will become immediately exercisable and vested in full upon the occurrence, before the expiration or termination of such Option or forfeiture of such shares, of any of the events listed below:

    (a) a sale, transfer or other conveyance of all or substantially all of the assets of the Corporation on a consolidated basis;

    (b) the acquisition of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (i) the Corporation or (ii) James Hoak and his affiliates, directly or indirectly, of securities representing 50% or more of the total number of votes that may be cast for the election of directors of the Corporation; or

    (c) the commencement (within the meaning of Rule 14d-2 promulgated under the Exchange Act) of a "tender offer" for stock of the Company subject to
       Section 14(d)(2) of the Exchange Act; or

    (d) the failure at any annual or special meeting of the Corporation's stockholders following an "election contest" subject to Rule 14a-11 promulgated under the Exchange Act, of any of the persons nominated by the Corporation in the proxy material mailed to stockholders by the management of the Corporation to win election to seats on the Board, excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

12.  AMENDMENT AND DISCONTINUANCE.

    The Committee may amend the terms of any Option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without his or her written consent.

13.  MISCELLANEOUS

    (a) No person shall have any claim or right to be awarded an Option, and the award of an Option shall not be construed as giving a Participant the right to continued employment. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under this Plan, except as expressly provided in the applicable Option Agreement.

    (b) Nothing contained in this Plan shall prevent the Corporation from adopting other or additional compensation arrangements for its employees or directors.

    (c) Subject to the provisions of the applicable Option Agreement, no Participant shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under this Plan until he or she becomes the record holder thereof.

    (d) The Committee may require, as a condition of receiving shares of Common Stock issued pursuant to any Option, that a Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), to deliver such shares in compliance with the provisions of the Securities Act.

    (e) Notwithstanding any other provision of this Plan, in order to qualify for the exemption provided by Rule 16b-3, (i) any shares of equity security received by a Section 16 Participant may not be sold for six months and one day after the date of award of the Option and (ii) any Option or other right related to an equity security issued under this Plan that constitutes a "derivative security" within the meaning of Rule 16b-3(a)(2) under the Exchange Act, or any successor provision, shall not be transferable other than by will or the laws of descent and distribution. The Committee shall have no authority to take any action, and shall not take any action, if the authority to take such action, or the taking of such action, would disqualify this Plan from the exemption provided by Rule 16b-3.

    (f) This Plan shall become effective upon its approval by the Board, subject to approval by the stockholders of the Corporation. Prior to such stockholder approval, awards may be granted under this Plan subject to such stockholder approval.

    (g) The Board may amend, suspend or terminate this Plan or any portion thereof at any time, provided that (i) no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Exchange Act or any successor provision, and (ii) Paragraph 10 hereof and, as it relates to awards granted or to be granted to Non-Employee Directors, Paragraph 11 hereof, may not be amended more than once every six months other than to comport with changes in the Code or ERISA or the rules and regulations under either thereof. If any amendment, suspension or termination of this Plan shall materially and adversely affect the rights of the holder of any award then outstanding, such amendment, suspension or termination shall not be deemed to alter such rights unless the holder shall consent thereto.

                              PROXY
                    HERITAGE MEDIA CORPORATION
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Heritage Media Corporation (the "Company") to be held on May 16, 1996, at 9:00 a.m., local time, and the Proxy Statement in connection therewith, and (b) appoints David N. Walthall and James M. Hoak, or each of them, his proxies, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of capital stock (of every class) of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as specified on the reverse side.

     If more than one of the proxies listed above shall be present in person or by substitute at the meeting or any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR THE OTHER MATTERS SUBMITTED TO THE SHAREHOLDERS FOR APPROVAL.

(Continued, and to be signed and dated on the reverse side.)

1. ELECTION OF DIRECTORS / /  FOR all nominees listed below

                         / /  WITHHOLD AUTHORITY to vote for
                              all nominees listed below.

                         / /  EXCEPTIONS

   Nominees: H. Berry Cash, James S. Cownie, Joseph M. Grant, James M. Hoak, Clark A. Johnson, Alan R. Kahn and David N. Walthall

   INSTRUCTIONS:  To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name in the space provided below.

   Exceptions ______________________________________________________________

2. To approve a change in the Company's State of Incorporation from Iowa to Delaware by means of a merger of the Company with a wholly owned subsidiary of the Company.

           ____FOR     ____AGAINST     ____ABSTAIN

3. To approve an amendment to the Company's 1987 Stock Option Plan (the "1987 Plan") to cause the immediate voting of outstanding options upon certain transactions.

           ____FOR     ____AGAINST     ____ABSTAIN

4. To approve the 1996 Stock Option Plan (the "1996 Plan")

           ____FOR     ____AGAINST     ____ABSTAIN

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please check the box at right if you plan on attending the Annual Meeting.  / /

CHANGE OF ADDRESS AND OR COMMENTS MARK HERE  / /

Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

Dated ___________________________, 1996

_______________________________________
              Signature

_______________________________________
       (Signature if held jointly)


PLEASE SIGN, DATE AND RETURN CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Votes must be indicated (x) in Black or Blue Ink. / /